Schedule 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

FLANDERS CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

November 14, 2007

Dear Shareholders:

You are cordially invited to attend the annual meeting of the shareholders of Flanders Corporation (the “Company”) to be held at 2399 26th Avenue North, St. Petersburg, Florida 33713 on Monday, December 17, 2007, at 10:00 a.m. local time. The purposes of the annual meeting are:

1.	To elect five (5) directors of the Company;

2.	To approve the adoption of the 2007 Equity Incentive Plan; and

3.	To transact any other business that may properly be presented at the annual meeting.

If you were a shareholder of record at the close of business on October 19, 2007, you may vote at the annual meeting. The foregoing items of business are more fully described in the proxy statement attached to this notice.

Whether or not you expect to attend the annual meeting, and regardless of the number of shares you own, we urge you to read the attached proxy statement and to promptly date, sign and mail the enclosed proxy card in the envelope provided.

Sincerely,

/s/ Robert R. Amerson
Robert R. Amerson
Chairman of the Board of Directors
President and Chief Executive Officer

FLANDERS CORPORATION

2399 26th Avenue North, Saint Petersburg, Florida 33713

____________________________________

NOTICE OF

ANNUAL MEETING OF SHAREHOLDERS

____________________________________

The annual meeting of the shareholders of Flanders Corporation will be held at 2399 26th Avenue North, St. Petersburg, Florida 33713 on Monday, December 17, 2007, at 10:00 a.m. local time. At the annual meeting, you will be asked to:

1.	Elect five (5) directors of the Company;

2.	Approve the adoption of the 2007 Equity Incentive Plan; and

3.	Transact any other business that may properly be presented at the annual meeting.

If you were a shareholder of record at the close of business on October 19, 2007, you may vote at the annual meeting and at any postponements or adjournments thereof.

You are cordially invited to attend the annual meeting. Your vote is important. If you plan to attend the annual meeting, please notify me so that I can prepare identification for you.

Whether you plan to attend or not, please mark, sign, date, and promptly return the enclosed proxy card. A return envelope, which requires no postage, if mailed in the United States, has been provided for your use.

Thank you for your participation,

/s/ Cully Bohush
Cully Bohush
Chief Accounting Officer
Flanders Corporation

November 14, 2007

FLANDERS CORPORATION

2399 26th Avenue North

Saint Petersburg, Florida 33713

______________________________

PROXY STATEMENT

______________________________

GENERAL INFORMATION

Flanders Corporation, a North Carolina corporation (the “Company”), is soliciting this proxy on behalf of its Board of Directors for use at the 2006 Annual Meeting of shareholders to be held on Monday, December 17, 2007, at 10:00 a.m. local time, at 2399 26th Avenue North, St. Petersburg, Florida 33713, and at any adjournments thereof. This proxy statement, the proxy card, the Company’s 2006 Annual Report on Form 10-K and the Company’s 2007 Quarterly Report for the period ended September 30, 2007 will be mailed to shareholders beginning on or about November 14, 2007.

VOTING PROCEDURES

Record holders of shares of the Company’s common stock, par value $.001 per share, at the close of business on October 19, 2007, may vote at the meeting. Each shareholder has one vote for each share of common stock the shareholder owns. At the close of business on November 1, 2007, there were approximately 25,896,729 shares of common stock outstanding and entitled to vote at the meeting.

Votes cast by proxy or in person at the annual meeting will be tabulated by the inspectors of election appointed for the meeting who will also determine whether or not a quorum is present. The Company’s Bylaws provide that the holders of a majority of the issued and outstanding shares of the Company entitled to vote, represented in person or by proxy, constitute a quorum at any shareholders’ meeting. Abstentions and broker non-votes are counted as present for establishing a quorum, but as unvoted for determining the approval of any matter submitted to the shareholders for vote. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because he does not have the authority to do so.

You may vote in the following ways:

Vote Over the Internet

If your shares are held in the name of a broker, bank or other nominee: Vote your Company shares over the Internet by accessing the website given on the proxy card you received from such broker, bank, or other nominee. You will need the control number that appears on your proxy card when you access the web page.

Vote by Returning Your Proxy Card

You may vote by signing and returning your proxy card. The proxy holders will vote your shares according to your directions. If you sign and return your proxy card without specifying choices, your shares will be voted as recommended by the Board of Directors. If you wish to give a proxy to someone other than those designated on the proxy card, you may do so by crossing out the names of the designated proxies and inserting the name of another person. The person representing you should then present your signed proxy card at the meeting.

Vote by Ballot at the Meeting

You may also attend the meeting and vote by a ballot that you will receive at the meeting.

If You Change Your Mind After Voting

You can revoke your proxy at any time before it is voted. Proxies are voted at the Annual Meeting. You can write to the Corporate Secretary, 2399 26th Avenue North, Saint Petersburg, Florida 33713, stating that you wish to revoke your proxy and that you need another proxy card. More simply, you can vote again over the Internet. Your last vote is the vote that will be counted. If you attend the meeting, you may vote by ballot, which will cancel your previous proxy vote.

INFORMATION ABOUT THE ANNUAL MEETING

Who is entitled to vote?

The record date for the meeting is October 19, 2007. Only stockholders of record at the close of business on that date are entitled to vote at the meeting.

Am I entitled to vote if my shares are held in “street name”?

Yes, if a bank or brokerage firm holds your shares in street name for you, you are considered the “beneficial owner” of the shares. If your shares are held in street name, these proxy materials are being forwarded to you by your bank or brokerage firm (the “record holder”), along with a voting instruction card. As the beneficial owner, you have the right to direct the record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions.

What if I do not give my bank or brokerage firm voting instructions for my shares held in “street name”?

If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on “routine matters.” For purposes of this annual meeting, the Company has determined that the election of directors (Proposal 1), is a routine matter. However, absent your instructions, the record holder will not be permitted to vote your shares on non-routine matters, which are referred to as “broker non-votes,” including the proposal to approve the 2007 Equity Incentive Plan (Proposal 2) and any other non-routine matter properly brought before the meeting. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that proposal.

May I attend the annual meeting if I hold my shares in “street name”?

As the beneficial owner of shares, you are invited to attend the annual meeting. If you are not a record holder, however, you may not attend the meeting or vote your shares in person at the meeting unless you obtain a proxy, executed in your favor, from the record holder of your shares. See “Who can attend the meeting?” below.

How many shares must be present to hold the meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of our outstanding shares as of the record date, will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes.

What if a quorum is not present at the meeting?

If a quorum is not present or represented at the meeting, the holders of a majority of the shares entitled to vote at the meeting who are present in person or represented by proxy or the chairman of the meeting may adjourn the meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice may be given.

How do I vote if I am a registered stockholder?

1.        You may vote by mail.   If you are a registered stockholder (that is, if you hold your stock directly and not in street name), you may vote by mail by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage prepaid envelope. Your proxy will then be voted at the annual meeting in accordance with your instructions.

2.        You may vote by Internet.   If your shares are held in the name of a broker, bank or other nominee: Vote your Company shares over the Internet by accessing the website given on the proxy card you received from such broker, bank or other nominee. You will need the control number that appears on your proxy card when you access the web page.

NOTE:  If you vote on the Internet, you may elect to have next year’s proxy statement and annual report to stockholders delivered to you via the Internet. We strongly encourage you to enroll in Internet delivery. It is a cost-effective way for us to send you proxy materials and annual reports.

3.        You may vote in person at the meeting.   If you are a registered stockholder and attend the meeting you may deliver your completed proxy card in person.

What materials should I be receiving in connection with the meeting?

You will receive this proxy statement and the accompanying form of proxy. The proposed 2007 Equity Incentive Plan is attached as Appendix A to this proxy statement. In addition you will receive a copy of our Form 10-K for December 30, 2006 and our Form 10-Q for the nine months ended September 30, 2007.

In order to reduce printing and postage costs, ADP Investor Communication Services, or ADP, which handles the mailing of our proxy materials to those who hold our shares through a broker or bank or in “street name,” has undertaken an effort to deliver only one proxy statement to multiply stockholders who hold their shares in street name and who share the same address. This delivery method, called “householding,” is not being used, however, if ADP has received contrary instructions from one or more of our stockholders who share an address. We do not provide for householding directly for stockholders of record.

If your household has received only one proxy statement, we will promptly deliver a separate copy of the proxy statement at no charge to any stockholder who sends a written request to us at 2399 26th Avenue North, St. Petersburg, Florida 33713, Attn: Cully Bohush. You may also notify ADP that you would like to receive separate copies of our proxy statements in the future by writing or calling your bank or broker. Even if your household has received only one proxy statement, a separate proxy card should have been provided for each stockholder account. Each proxy card should be signed, dated, and returned in the enclosed self-addressed envelope. If your household has received multiple copies of our proxy statement, you may request the delivery of a single copy in the future by completing the enclosed consent, if applicable, or writing or calling ADP directly.

How do I vote if I hold my shares in “street name”?

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting card and voting instructions with these proxy materials from that organization rather than from Flanders. Your bank or broker may permit you to vote your shares electronically by telephone or on the Internet. A large number of banks and brokerage firms participate in programs that offer telephone and Internet voting options. If your shares are held in an account at a bank or brokerage firm that participates in such a program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you by your bank or brokerage firm.

These Internet and telephone voting procedures, are designed to authenticate stockholders’ identities, allow stockholders to vote their shares and confirm that stockholders’ votes have been recorded properly. Stockholders voting via either telephone or the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the stockholder using such services. Also, please be aware that Flanders is not involved in the operation of these voting procedures and cannot take responsibility for any access, Internet or telephone service interruptions that may occur or any inaccuracies, erroneous or incomplete information that may appear.

Who can attend the meeting?

Only stockholders eligible to vote or their authorized representatives will be admitted to the meeting.

If your shares are held in street name and you wish to attend the meeting and/or vote in person, you must bring your broker or bank voter instruction card and a proxy, executed in your favor, from the record holder of your shares. In addition, you must bring a valid government-issued photo identification, such as a driver’s license or a passport.

Security measures will be in place at the meeting and briefcases, handbags and packages are subject to inspection. No cameras or recording devices of any kind, or signs, placards, banners or similar materials, may be brought into the meeting. Anyone who refuses to comply with these requirements will not be admitted or, if admitted, will be required to leave.

Can I change my vote after I submit my proxy?

Yes, you may revoke your proxy and change your vote any time before your vote is cast at the meeting:

•	by submitting another properly completed proxy card with a later date;

•	by voting by telephone or on the Internet (your latest telephone or Internet vote is counted); or

•

if you are a registered stockholder, by giving written notice of such revocation to the Secretary of Flanders prior to or at the meeting. If notice is to be given prior to the meeting, please send it to: Flanders Corporation, 2399 26th Avenue North, St. Petersburg, Florida 33713, Attention: Robert R. Amerson, CEO. Your attendance at the meeting itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the meeting.

Who will count the votes?

Our transfer agent, OTC Stock Transfer, will tabulate and certify the votes. A representative of the transfer agent will serve as the inspector of election.

How does the board of directors recommend that I vote on the proposals?

The board recommends that you vote “FOR” each proposal in this proxy statement.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, your shares will be voted:

•	FOR the election of the five nominees to the board of directors; and

•	FOR the 2007 Equity Incentive Plan.

Will any other business be conducted at the meeting?

We are not aware of any other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, your proxy (one of the individuals named on your proxy card) will vote your shares in accordance with his best judgment if you so authorize.

How many votes are required to elect the director nominees (Proposal 1)?

The affirmative vote of a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote is required to elect the five nominees as directors. This means that the five nominees will be elected if they receive more affirmative votes than any other person. If you vote “Withheld” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, the board of directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holder will vote your shares for the substitute nominee, unless you have withheld authority.

How many votes are required to approve the 2007 Equity Incentive Plan (Proposal 2)?

Proposal 2 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote to approve the 2007 Equity Incentive Plan.

How will abstentions and broker non-votes be treated?

Shares voting “abstain” have no effect on the election of directors. For the proposals to approve the 2007 Equity Incentive Plan (Proposal 2) abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Broker non-votes will be treated as shares present for quorum purposes, but not entitled to vote.

PROPOSAL ONE – ELECTION OF DIRECTORS

General

The Board of Directors currently consists of five (5) directors and our Board pursuant to recommendations of our Nominating Committee has nominated five (5) directors for election at the 2007 Annual Meeting. Harry L. Smith, Jr., Jeffrey G. Korn, and Kirk Dominick are new nominees to our board of directors. Robert Kelly Barnhill, Sr., Peter Fredericks, and William D. Mitchum, Jr. will not be standing for re-election at this shareholders meeting. If you elect them, they will hold office until the next annual meeting and their successors are elected and qualified, or until they retire, die, or are removed. Cumulative voting is not permitted in the election of directors. Unless you specify otherwise, your returned signed proxy will be voted in favor of each of the nominees. If any of the nominees is unable to serve as a director, your proxy may be voted for another person nominated by the Board to fill that vacancy, or the Board may reduce the number of directors to be elected. The following information concerning each nominee is as of November 1, 2007.

Information Regarding Nominees for Directors

The nominees for directors of the Company are as follows:

Robert R. Amerson.   Mr. Amerson, age 57, has been President and Chief Executive Officer of the Company since 1987 but retired from these positions in December 2004 and served as Chairman of the Board of Directors until August 13, 2007, when he assumed the additional positions of Chief Executive Officer and President. Mr. Amerson has been a director since 1988. Mr. Amerson has a Bachelor of Science degree in Business Administration from Atlantic Christian College.

Harry L. Smith, Jr.   Mr. Smith, age 37, is a new nominee for director. Mr. Smith has a long history in the air filtration industry. He has worked at Flanders since 1997, holding roles of increasing responsibility including working with the Flanders direct offices; ARW –Wholesale Division; FSS-Filter Sales and Service; FFI-Flanders Filters, Inc.; CSC-Charcoal Services, Inc., and AirSeal Filter Housings. Mr. Smith received his Bachelor of Science degree in Business Administration from East Carolina University in 1992. Mr. Smith was appointed our Chief Operating Officer in August 2007.

David M. Mock.   Mr. Mock, age 62, has served as an independent director of the Company since August 2003. He serves on both the Compensation Committee and Audit Committee. Mr. Mock is a General Partner with GMG Capital Partners, a New York-based investment firm, which he co-founded in 1997. Prior to joining GMS/GMG Partners, Mr. Mock was a private investor pursuing an investment strategy similar to that of GMG. Mr. Mock has extensive operations and private investment experience with respect to technology companies. He is currently Chairman of the Board of Captus Networks as well as serving as Director or Officer to several other companies including Alloptic, Inc., Forum Systems, and Connecting Point, Inc. Mr. Mock holds an Accounting degree from the University of Utah.

Kirk Dominick, age 40, is a new nominee for director. We believe he qualifies as an independent director under our NASDAQ listing standards. Mr. Dominick serves as President of DNS Associates, a full-service consulting firm that specializes in strategy development, organizational restructuring, management consulting, and board and resource development. Prior to joining DNS, Mr. Dominick enjoyed a seventeen-year career with Boys & Girls Clubs of America, most recently in the Office of Government Relations in Washington, D.C. In addition, Mr. Dominick is a partner in InnerBanks Capital, a private equity firm focused on real estate development in emerging growth markets. Mr. Dominick holds a Bachelor of Science in Criminal Justice from East Carolina University.

Jeffrey G. Korn, age 50, is a new nominee for director. We believe he qualifies as an independent director under our NASDAQ listing standards. He has been a corporate attorney since 1982. He was originally in private practice in Jacksonville, Florida from 1982-1999 in a commercial litigation and business practice. He was general counsel and a member of the board of directors of Prosoft Training (formerly a NASDAQ company now sold) from 1987-2005. Since 2003, Mr. Korn has served as general counsel in iMergent, Inc. (IIG, AMEX). Since 2001, Mr. Korn has maintained a private legal and corporate consulting practice.

Vote Required

A plurality of the shares represented at the meeting after a quorum is established is required to elect a director.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR.

PROPOSAL TWO – APPROVAL OF 2007 EQUITY INCENTIVE PLAN

Reasons for the Proposal

In order to attract, hire, and retain the caliber of executives that management and the Board believe will be required to help us position ourselves for growth, we will need to have the flexibility to grant restricted stock, stock options, and other equity instruments. The Board of Directors believes that equity incentive compensation is also an important component of our overall compensation and incentive strategy for employees, directors, officers and consultants. Without a broad based equity plan, we believe that we will be impaired in our efforts to hire new executives of the caliber that we believe is required, and will not be able to offer competitive packages to retain such executives. We are requesting approval of the 2007 Equity Incentive Plan in part because our 1996 Long-Term Incentive Plan expired after ten (10) years.

Background of the Proposal

You are being asked to approve the adoption of the 2007 Equity Incentive Plan (the “2007 Plan”). A copy of the 2007 Plan is attached hereto as Appendix A. Capitalized terms used herein will have the same meaning as the capitalized terms and definitions set forth in the 2007 Plan. Under the 2007 Plan, two million (2,000,000) shares of common stock of the Company are authorized to be issued. This will allow us the continuing ability to award and motivate participants with awards.

The Board of Directors believes that equity incentive compensation is an important component of our overall compensation and incentive strategy for employees, directors, officers and consultants. We are committed to broad-based participation in the equity incentive grants by employees at all levels and by directors, officers and consultants. We believe that the equity incentive program is important in order to maintain our culture, employee ownership, employee motivation and continued success.

DESCRIPTION OF THE 2007 EQUITY INCENTIVE PLAN

Structure.   The 2007 Plan allows for the grant of options, restricted stock and stock appreciation rights (“awards”) at the discretion of the Plan Administrator. The principal features of the program are described below.

Administration.   Authority to control and manage the operation and administration of the 2007 Plan will be vested in a committee consisting of two (2) or more independent members of the Board (the “Committee”). We anticipate that our Compensation Committee will undertake the administration of the 2007 Plan. The Committee will serve as the Plan Administrator with respect to the 2007 Plan. The Plan Administrator has the authority to interpret the 2007 Plan and the rights underlying any grants or awards made subject to the 2007 Plan. Any decision or action of the Plan Administrator in connection with the 2007 Plan is final and binding.

No director shall be liable for any action, excepting willful misconduct and gross negligence, arising out of or related to the 2007 Plan provided the director was acting in good faith and for a purpose believed to have been in the best interests of the Company or its shareholders.

Eligibility.   Employees, directors, officers and consultants in the service of the Company or any subsidiary corporation (whether now existing or subsequently established) are eligible to participate in the 2007 Plan. Determinations as to which eligible persons shall be granted awards shall be made by the Plan Administrator.

Limitations on Awards.   The maximum number of shares of stock that may be granted with respect to one or more options and/or SARs during any one fiscal year under the Plan to any one participant shall be One Million (1,000,000) (all of which may be granted as incentive stock options subject to the $100,000 limitation with regard to incentive stock options first exercisable). Determinations will be made in a manner that is consistent with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and regulations promulgated thereunder. These limitations will not apply in any circumstance in which the Plan Administrator determines that compliance with Section 162(m) of the Code is not necessary.

Payment for Shares.   Payment for shares purchased pursuant to the 2007 Plan may be made in cash, or, where approved by the Plan Administrator, at its sole discretion, by one or more of the following methods: (i) by cancellation of indebtedness to the participant, (ii) by surrender of shares of the Company owned by the participant for more than six (6) months or a lesser period if exempt from Section 16 of the Securities Exchange Act, (iii) by “deemed net-stock exercise” in which the participant exercises by forfeiting shares equal to exercise price and (iv) by broker-assisted payment in which a broker has irrevocable instructions to deliver the amount of sale proceeds necessary to pay the exercise price and tax withholding obligations.

Stock Options.   Stock options may be issued as incentive stock options (ISOs) or non-qualified stock options. One or more options may be granted to each eligible person. The options granted under the 2007 Plan will be evidenced by an award agreement. The Plan Administrator shall specify the grant date, exercise price, terms and conditions for the exercise of the options. No option under the 2007 Plan shall terminate later than ten (10) years after the date of grant.

Options may be exercised by delivery to us of a written stock option exercise agreement together with payment in full of the exercise price for the number of shares being purchased. The exercise price shall be at least one hundred percent (100%) of the fair market value of the shares on the date of grant.

No option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of the participant, only the participant, his or her guardian or legal representative may exercise an option. Notwithstanding the foregoing, an ISO may be transferred pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if applicable to an award under the 2007 Plan and non-qualified options may be transferred to a participant’s former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce. Also, the Plan Administrator may provide for transfer of a non-qualified stock option without payment of consideration to designated family members and certain other entities specified in the 2007 Plan. The terms applicable to any assigned option shall be the same as those in effect for the option immediately prior to such assignment. A request to assign an option may be made only by delivery to us of a written stock option assignment request.

Restricted Stock Awards.   The Plan Administrator shall determine all terms and conditions of the restricted stock award. Unless the Plan Administrator provides otherwise, holders of restricted stock shall have the right to vote such restricted stock and the right to receive any dividends declared or paid with respect to such restricted stock. Except as otherwise determined by the Plan Administrator at the time of the grant of the award or thereafter, (i) upon failure to affirmatively accept the grant of a restricted stock award by execution of a restricted stock award agreement, (ii) termination of employment during the applicable restriction period, (iii) failure to satisfy the restriction period or (iv) failure to satisfy a performance goal during the applicable restriction period, restricted stock that is at that time subject to restrictions will immediately be forfeited and returned to the Company. Notwithstanding the foregoing, the Plan Administrator may provide in any award agreement that restrictions or forfeiture conditions relating to restricted stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to restricted stock. The Company also has the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

Unless otherwise provided in the award agreement, prior to the vesting of restricted stock, restricted stock awards, granted under the Plan, and any rights and interests therein, including the restricted stock itself, will not be transferable or assignable by the participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the award agreement. Unless otherwise provided in the 2007 Plan, during the lifetime of the participant, a restricted stock award and any rights and interests therein, will be exercisable only by the participant, and any election with respect thereto may be made only by the participant. Any attempt to transfer a restricted stock award will be void and the award and the restricted stock will be forfeited by the participant unless the attempted transfer is found to be unintentional.

Stock Appreciation Rights (SAR).   A SAR is an award to receive a number of shares (which may consist of restricted stock), or cash, or a combination of shares and cash. A SAR will be awarded pursuant to an award agreement the terms of which need not be the same for each participant and the terms of which may be based upon performance objectives as provided for in the 2007 Plan.

The Plan Administrator will specify the grant date, exercise price and determine the time period during which a SAR may be exercised. The exercise price per share of an SAR will in no event be less than the Fair Market Value of a share of Company stock on the date of grant. No SAR under the 2007 Plan shall terminate later than ten (10) years after the date of grant.

Exercise of a SAR shall be by written notice and will state the proportion of shares and cash that the participant desires to receive pursuant to the SAR exercised. Subject to the discretion of the Plan Administrator to substitute cash for shares, or some portion of the shares for cash, the amount of shares that may be issued pursuant to the exercise of a SAR will be determined by dividing: (i) the total number of shares as to which the SAR is exercised, multiplied by the amount by which the Fair Market Value of the Shares on the exercise date exceeds the Fair Market Value of a share on the date of grant of the SAR, by (ii) the Fair Market Value of a share on the exercise date; provided, however, that fractional shares will not be issued and in lieu thereof, a cash adjustment will be paid. The Plan Administrator may elect to pay the cash equivalent of the Fair Market Value of the shares on the exercise date for any or all of the Shares that would otherwise be issuable upon exercise of the SAR.

Except as otherwise determined by the Plan Administrator at the time of the grant of the award or thereafter, upon failure to affirmatively accept the grant of a SAR by execution of an award agreement, or an event of forfeiture pursuant to the award agreement including failure to satisfy any restriction period or a performance objective, any SAR that has not vested prior to the date of termination will automatically expire. As a result, all of the rights, title and interest of the participant will be forfeited. The Plan Administrator may provide in any award agreement that restrictions or forfeiture conditions relating to the SAR will be waived in whole or in part in the event of termination resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to the SAR.

During the lifetime of a participant each SAR granted to a participant will be exercisable only by the participant and no SAR will be assignable or transferable otherwise than by will or by the laws of descent and distribution. In no event may a SAR be transferred for consideration. Notwithstanding the foregoing, to the extent permissible, SARs may be transferred to a participant’s former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce.

Vote Required

A plurality of the shares represented at the meeting after a quorum is established is required to approve our 2007 Equity Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” THE ADOPTION OF THE 2007 EQUITY INCENTIVE PLAN

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth all individuals known by us to beneficially own 5% or more of our common stock, and all executive officers and directors with the amount and percentage of stock beneficially owned, as of November 1, 2007. Except as indicated in the following footnotes, each listed beneficial owner has sole voting and investment power over the shares of common stock held in their names.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Outstanding Shares of Common Stock (1)
Robert R. Amerson (2) 531 Flanders Filters Road Washington, NC 27889	7,815,053	30.18%

Harry L. Smith, Jr. (3) 531 Flanders Filters Road Washington, NC 27889	1,365,183	5.27%

Cully Bohush (4) 2399 26th Avenue North St. Petersburg, FL 33713

William D. Mitchum (5) (11)	79,900	*

David Mock(6)	102,700	*

James L. “Buddy” Mercer(7)	120,000	*

Robert Kelly Barnhill, Sr.(8) (11)	65,000	*

Peter Fredericks (9) (11)	82,810	*

Heartland Advisors (10) 789 North Water Street Milwaukee, WI 53202	2,889,367	11.16%

Atlas Master Fund, Ltd (10) PO Box 908 GT George Town, Grand Cayman Cayman Islands, British West Indies	1,317,997	5.09%

Officers and Directors as a group (8 persons)	9,705.646	37.48%
_________________
*	Represents less than 1% of the total issued and outstanding shares of common stock.

(1)

Applicable percentage of ownership is based on approximately 25,896,729 shares of common stock outstanding as of October 15, 2007, together with all applicable options for unissued securities for such shareholders exercisable within 60 days. Shares of common stock subject to options exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(2)

Mr. Amerson’s beneficial ownership consists of the following: (i) 4,809,870 shares of common stock, (ii) options to acquire 1,000,000 shares of common stock with an exercise price of $2.50, which expire on December 22, 2009, (iii) options to acquire 1,000,000 shares of common stock with an exercise price of $7.50, which expires on March 7, 2011, (iv) 250,000 shares assigned from Mr. Clark to Mr. Amerson in consideration of payment of a previous settlement, and (iv) the acquisition of 755,183 shares of common stock at a price of $4.60 per share from Mr. Clark.

(3)

Mr. Smith is a new nominee to our board of directors. Mr. Smith’s beneficial ownership of the Issuer’s equity securities consists of the following: (i) options to acquire 20,000 of common stock at an exercise price of $5.00 per share, which expire on October 3, 2009, (ii) options to acquire 20,000 shares of common stock at an exercise price of $5.21, which expires on March 15, 2009, (iii) options to acquire 20,000 of common stock at an exercise price of $8.60, which expires on August 24, 2009, (iv) options to acquire 50,000 shares of the Issuer’s Common Stock at an exercise price of $8.85, which expires on July 1, 2010, (v) options to acquire 500,000 shares of common stock at an exercise price of $4.99, which vest over five (5) years at an exercise price which expires October 2016, and (vi) the acquisition of 755,183 shares of common stock at a price of $4.60 from Mr. Clark.

(4)

Represents (i) 5,000 shares of common stock, (ii) options to acquire 20,000 shares of common stock at an exercise price of $5.21 expiring March 15, 2009, and (iii) options to acquire 50,000 shares of common stock at an exercise price of $11.10 expiring on December 2010.

(5)

Includes 55,000 shares which are subject to an option to purchase such shares from the Company at $11.01 per share. These options expire in 2010. Also includes 5,000 shares which are subject to an option to purchase such shares from the Company at $11.72 per share. These options expire in 2011. Also includes 5,000 shares which are subject to an option to purchase shares from the Company at $9.52. These options expire in January 2016.

(6)

Includes 50,000 shares which are subject to an option to purchase such shares from the Company at $4.37 per share. These options expire in 2008. Also includes 5,000 shares which are subject to an option to purchase such shares from the Company at $11.01 per share. These options expire in 2010. Also includes 5,000 shares which are subject to an option to purchase such shares from the Company at $11.72 per share. These options expire in 2011. Also includes 5,000 shares which are subject to an option to purchase shares from the Company at $9.52. These options expire in January 2016.

(7)

Includes 60,000 shares which are subject to an option to purchase such shares from the Company at $2.52 per share. Also includes 20,000 shares which are subject to an option to purchase such shares from the Company at $5.00 per share. These options expire in 2008. Also includes 20,000 shares which are subject to an option to purchase such shares from the Company at $5.21 per share. Also includes 20,000 shares which are subject to an option to purchase such shares from the Company at $8.60 per share. These options expire in 2009.

(8)

Includes 55,000 shares which are subject to an option to purchase such shares from the Company at $11.01 per share. These options expire in 2010. Also includes 5,000 shares which are subject to an option to purchase such shares from the Company at $11.72 per share. These options expire in 2011. Also includes 5,000 shares which are subject to an option to purchase shares from the Company at $9.52. These options expire in January 2016.

(9)

Includes 27,000 shares which are subject to an option to purchase such shares from the Company at $1.74 per share. These options expire in 2012. Also includes 5,000 shares which are subject to an option to purchase such shares from the Company at $1.77 per share. These options expire in 2013. Also includes 5,000 shares which are subject to an option to purchase such shares from the Company at $6.49 per share. These options expire in 2014. Also includes 5,000 shares which are subject to an option to purchase such shares from the Company at $11.01 per share. These options expire in 2015. Also includes 5,000 shares which are subject to an option to purchase such shares from the Company at $11.72 per share. These options expire in 2016. Also includes 5,000 shares which are subject to an option to purchase shares from the Company at $9.52. These options expire in January 2016.

(10)	Based upon most recent Schedule 13Gs.

(11)	Will not be standing for re-election at this shareholders meeting.

EXECUTIVE OFFICERS

Set forth below is information regarding the current executive officers of the Company (in addition to Mr. Amerson, Mr. Smith and Mr. Bohush) who are not also nominees as directors of the Company as of November 1, 2007.

James L. “Buddy” Mercer.   Mr. Mercer, age 64, has been Vice President Operations since December 2001. He has direct responsibility for all plant manufacturing operations. Prior to December 2001, beginning in 1998, he was a general manager for Precisionaire, Inc., a subsidiary. From 1967 through 1997, Mr. Mercer worked at Purolator Air Products, a competitor, working in several positions culminating in plant manager.

Cully Bohush.   Mr. Bohush, age 36, was appointed interim Chief Accounting Officer in August 2007. He has been the Corporate Controller of Flanders Corporation for over 5 years. From 1997 to 2002, Mr. Bohush worked in public accounting for a couple of CPA firms, including Deloitte & Touche, LLP. He is a Certified Public Accountant in the State of Florida and has a Bachelor’s Degree in Accounting from the University of Buffalo as well as a Master of Accountancy Degree from the University of South Florida. His current salary is $115,000.

OTHER INFORMATION REGARDING THE BOARD OF DIRECTORS

Board Meetings and Committees – General

During 2006, the Board of Directors met five (5) times and also executed various resolutions and written actions in lieu of meetings. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

The Audit Committee reviews the results and scope of the audit and other services provided by the Company’s independent auditors, reviews and evaluates the Company’s internal audit and control functions, and monitors transactions between the Company and its employees, officers and directors. The Audit Committee is required to review and approve all related party transactions including those transactions that are required to be disclosed under Item 404 of Regulation S-K promulgated by the SEC. If such transaction relates to compensation, it must be approved by the Compensation Committee as well. All related party transactions must also be approved by the disinterested members of the board. The Audit Committee met five (5) times during 2006.

The Compensation Committee administers the Company’s equity incentive plans and designates compensation levels for officers and directors of the Company. The Compensation Committee met one (1) time during 2006. The Nominating Committee oversees the qualification and nomination process for potential director candidates, reviews the continued qualification of existing directors and is responsible for corporate governance oversight. The Nominating Committee met one (1) time during 2006.

Currently, the Audit Committee consists of Messrs. Mock, Fredericks, Barnhill, and Mitchum with Mr. Mock serving as Chairman. The Compensation Committee consists of Messrs. Amerson, Fredericks, Barnhill, and Mitchum with Mr. Mitchum serving as Chairman. The Nominating Committee consists of Messrs. Mitchum, Fredericks, Mock, and Barnhill, with Mr. Barnhill serving as Chairman, each of whom is “independent” as such term is currently defined in the listing standards for the Nasdaq Stock Market.

Each of the committees operates under a written charter which was adopted by the Board of Directors and is available on the Corporate Governance page in the Company’s website at www.flanderscorp.com. Information contained on the website is not incorporated by reference in, or considered to be a part of, this Proxy Statement. In addition, the Audit Committee Charter was included as an appendix to the Proxy Statement for the 2000 Annual Meeting of Stockholders.

There is no family relationship between the directors, executive officers or persons nominated or appointed by the board to become directors or executive officers. Directors are “independent” in accordance with the rules of NASDAQ. Each director attended at least 75% of (a) the total number of meetings of the board of directors, and (b) the total number of meetings of all committees of the board of directors on which he served for Fiscal Year 2006. Our policy is to encourage board members to attend the annual meeting of stockholders. All of our directors attended the previous annual meeting.

Nominating and Corporate Governance Committee

The Nominating Committee was established in 2004. It oversees the qualification and nomination process for potential director candidates, reviews the continued qualification of existing directors and is responsible for corporate governance oversight.

In the course of reviewing potential director candidates, the Nominating Committee will consider nominees recommended by security holders of the Company. When considering a potential candidate for membership on the Board of Directors, the Nominating Committee may consider, in addition to the minimum qualifications and other criteria for Board membership approved by the Board of Directors, all facts and circumstances that the Nominating Committee deems appropriate or advisable, including, among other things, the skills of the proposed Director candidate, his or her availability, depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board of Directors. At a minimum, each nominee, whether proposed by a stockholder or any other party, is expected to have the highest personal and professional integrity, shall demonstrate sound judgment and shall be expected to effectively interact with other members of the Board of Directors to serve the short and long-term interests of the Company and its stockholders. In addition, the Nominating Committee may consider whether the nominee has direct experience in the Company’s industry or in the markets in which the Company operates and whether the nominee, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience. The procedures to be followed by security holders in submitting recommendations for consideration by the Nominating Committee are described below in the section entitled “Submission of Security holder Recommendations for Director Candidates”.

Submission of Security Holder Recommendations for Director Candidates

All security holder recommendations for Director candidates must be submitted in writing to the Secretary of the Company, Flanders Corporation, 2399 26th Avenue North, St. Petersburg, FL 33734, who will forward all recommendations to the Nominating Committee. All security holder recommendations for Director candidates must be submitted to the Company not less than 120 calendar days prior to the date on which the Company’s Proxy Statement was released to stockholders in connection with the previous year’s Annual Meeting. All security holder recommendations for Director candidates must include (1) the name and address of record of the security holder making the representation, (2) a representation that the recommending security holder is a record holder of the Company’s securities, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934, (3) the name, age, business and residential address, educational background, public company directorships, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed Director candidate, (4) a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board of Directors from time to time, (5) a description of all arrangements or understandings between the recommending security holder and the proposed Director candidate, (6) the consent of the proposed Director candidate to be named in the proxy statement, to have all required information regarding such Director candidate included in the Proxy Statement, and to serve as a Director if elected, and (7) any other information regarding the proposed Director candidate that is required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission.

Compensation Arrangement with Independent Directors

Directors who are Company employees receive no additional or special remuneration for serving as directors.

On May 16, 2007 the board of directors of the Company approved an increase in the compensation of its independent directors. The increase was approved to bring the independent directors’ compensation more in line with that of comparable companies and was based upon information provided to the Company by an independent compensation consultant hired by the Company. Retroactive to April 1, 2007, independent directors are paid $9,625 per quarter. Quarterly compensation is being paid to independent directors no later than the fifteenth day following the beginning of each calendar quarter.

In addition to the cash compensation described above, upon initial appointment to the Board and pursuant to the 1996 Flanders Corporation Directors Option Plan, a director received an automatic option to purchase 50,000 shares of the Company’s common stock. All independent directors with a minimum of six (6) months on the Board are automatically granted an additional 5,000 options to purchase Company common stock each year thereafter for so long as the director remains on the Board.

We intend to modify our directors’ compensation plan for our new nominees. New independent directors (Mr. Dominick and Mr. Korn) will each receive options to acquire 50,000 shares of our common stock with an exercise price equal to the fair market value of our shares as of the date they are elected and agree to serve on our board. We will pay our independent directors a $5,000 quarterly fee (a reduction from our current quarterly fee of $9,625). Independent directors will be entitled to 5,000 options after a minimum of six (6) months of service on an annual basis. In addition, we will pay our independent directors $500 for each board of directors meeting personally attended plus reimbursement of associated out-of-pocket costs.

The following table summarizes the compensation of Flanders’ directors for fiscal year 2006.

Fiscal Year 2006 Director Compensation

Quarterly cash retainer (1)	$9,625.00

Stock Options	Each independent director received 50,000 stock options upon election to the Board and thereafter 5,000 stock options on an annual basis.
_________________
(1)	Payable quarterly commencing with the quarter beginning April 1, 2007.

FY 2006 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- Qualified Compensation Earnings ($)	All other Compensation ($)	Total
Robert R. Amerson	0	0	0	0	0	0	0
Steven K. Clark (2)	0	0	0	0	0	0	0
Robert K. Barnhill, Sr. (3)	0	0	$23,573	0	0	0	$23,573
Peter Fredericks (3)	0	0	$23,573	0	0	0	$23,573
William D. Mitchum, Jr. (3)	0	0	$23,573	0	0	0	$23,573
David M. Mock	0	0	$23,573	0	0	0	$23,573
_________________
(1)

Option awards are the amount recognized in fiscal year 2006 as computed in accordance with SFAS123(R). Option awards are valued at the fair value on the grant date using the Black-Scholes model. Assumptions made in the valuation of options are discussed in the notes to the financial statements.

(2)	Mr. Clark resigned as a director effective September 30, 2007.
(3)	Mr. Barnhill, Mr. Fredericks, and Mr. Mitchum will not be standing for re-election at this shareholders meeting.

Independent Directors are also reimbursed for their actual out-of-pocket Company expenses.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The goal of our named executive officer compensation program is the same as our goal for operating Flanders—to create long-term value for our shareholders. Toward this goal, we have designed and implemented our compensation programs for our executives to reward them for sustained financial and operating performance and leadership excellence, to align their interests with those of our shareholders and to encourage them to remain with Flanders for long and productive careers. Most of our compensation elements simultaneously fulfill one or more of our performance, alignment and retention objectives. These elements consist of salary, bonus, equity incentive compensation, health and other benefits. In deciding on the type and amount of compensation for each executive, we focus on current pay and the opportunity for future compensation. We combine the compensation elements for each executive in a manner we believe optimizes the executive’s contribution to Flanders.

Compensation Objectives

Performance. Our current executives have held different positions and been promoted to increasing levels of responsibility. The amount of compensation for each executive reflects his management experience, performance and service. A key element of compensation is equity incentive compensation in the form of stock options, the value of which is contingent upon the performance of the Flanders Corporation share price.

We believe that the compensation of our executives should reflect their success in attaining our key objectives. Our key objectives are currently: (i) growth in operating earnings and earning per share, (ii) growth or maintenance of market share, and (iii) improved operating margins. The key individual factors for each executive include but are not limited to: (i) the value of their skills and capabilities, (ii) performance of their management responsibilities, (iii) whether that individuals is capable to assuming greater responsibilities, (iv) leadership qualities, (v) tenure and career experience, (vi) current compensation arrangements, (vii) long-term potential to enhance shareholder value, and (viii) contribution as a member to our executive management team.

We allocate compensation between cash compensation and equity based compensation. We provide cash compensation in the form of base salaries to meet competitive salary norms and reward performance on an annual basis, if warranted. Base salary and bonus are designed to reward annual achievements and be commensurate with the executive’s scope of responsibilities, demonstrated leadership abilities, and management experience and effectiveness. Our other elements of compensation focus on motivating and challenging the executive to achieve superior, longer-term, sustained results. We provide non-cash compensation in the form of equity incentive arrangements to retain and attract key individuals and to reward performance against specific objectives and long-term strategic goals.

As disclosed elsewhere in the Proxy Statement, we have recently undergone significant management changes. In August 2007, Mr. Amerson assumed the position of Chief Executive Officer. We did not pay Mr. Amerson any additional compensation to assume this position. His annual base salary remains at $350,000. Cully Bohush is acting as our interim Chief Accounting Officer. We increased Mr. Bohush’s annual compensation to $115,000 to assume this role with increased responsibility. Harry L. Smith, Jr. has assumed the role as Chief Operating Officer. We increased his annual base compensation to $175,000 in connection with his increased responsibilities and importance. In addition, we recently awarded Mr. Smith options to acquire 500,000 of our common stock at an exercise price of $4.99. These options vest over a term of five (5) years. Mr. Amerson, CEO, is our only employee who is entitled to payments upon termination or change of control. He is entitled to a payment equal to 250% of his base salary upon a change of control.

Alignment. We seek to align the interests of our executives with those of our shareholders by evaluating executive performance on the basis of key financial measurements which we believe closely correlate to long-term shareowner value, including revenue, organic revenue, operating profit, earnings per share, operating margins, return on total equity or total capital, cash flow from operating activities and total shareholder return. A key element of compensation that align the interests of our executives with shareowners is equity incentive compensation, which links a significant portion of compensation to shareowner value because the total value of those awards corresponds to stock price appreciation.

Current base salaries for our executive officers were determined on an arms-length negotiation with each executive and our Compensation Committee. Currently, Robert R. Amerson is only executive with an employment agreement. During 2006, none of our executive officers reached their bonus targets. Hence, no bonuses were awarded to executive officers in 2006. We are in the process of formulating bonus targets and levels for fiscal 2008. We do not anticipate paying cash bonuses during the remainder of fiscal 2007. However, we do anticipate awarding stock options to executives and other key employees in the latter part of 2007 and during 2008.

Implementing Our Objectives - Equity Incentive Plans

During 1996, the Company adopted the Long Term Incentive Plan (LTI Plan) to assist the Company in securing and retaining key employees and consultants. The LTI Plan authorizes grants of incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted stock performance shares and dividend equivalents to officers and key employees and outside consultants. As part of this Proxy Statement, we are requesting that our shareholders approve the 2007 Equity Incentive Plan, which reserves up to 2,000,000 shares for issuance. Our 1996 Long-Term Incentive Plan had a life of ten (10) years. Furthermore, there are no more shares available for issuance under the 1996 Long-Term Incentive Plan. Therefore, we believe it is necessary to adopt the 2007 Equity Incentive Plan. We believe that reserving 2,000,000 shares under the 2007 Equity Incentive Plan is a reasonable number of shares for the foreseeable future.

The 2007 Equity Incentive Plan is administered by the Compensation Committee. The Compensation Committee determines the total number and type of awards granted in any year, the number and selection of employees or consultants to receive awards, the number and type of awards granted to each grantee and the other terms and provisions of the awards, subject to the limitations set forth in the Equity Incentive Plan.

Stock Option Grants. The Compensation Committee has the authority to select individuals who are to receive options and to specify the terms and conditions of each option so granted (incentive or nonqualified), the exercise price (which must be at least equal to the fair market value of the common stock on the date of grant with respect to incentive stock options), the vesting provisions and the option term. Unless otherwise provided by the Compensation Committee, any option expires the earlier of five years from the date of grant or, three months after the optionee’s termination of service with the Company if the termination of employment is attributable to (i) disability, (ii) retirement, or (iii) any other reason, or 15 months after the optionee’s death. We do not have a program for the timing of stock option grants.

The 2007 Equity Incentive Plan also allows for the issuance of stock appreciation rights, performance shares, restricted stock awards, dividend equivalents, and other forms of equity incentive arrangements. Historically, we have utilized stock options as the primary method of rewarding and compensating employees under our equity incentive arrangements. However, if the need arises, we have the flexibility to utilize other equity incentive instruments besides stock options under the 2007 Equity Incentive Plan.

The level of stock options granted (i.e. the number of shares subject to each option granted), is based on the individual’s ability to impact future corporate results, level of job responsibility and importance to us. Therefore, the level of stock option granted is usually proportional to the evaluation of each employee’s job responsibility. For example, we recently awarded Mr. Smith options to acquire 500,000 shares of our common stock as he currently has the highest level of day-to-day responsibility, other than Mr. Amerson. All stock options are granted as at a price not less than the fair market value on the date granted.

We currently do not have any formal plan requiring us to grant, or not to grant, equity compensation on specific dates. It is our policy not to award equity grants in connection with the distribution or the withholding, of material non-public information.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the preceding Compensation Disclosure and Analysis with management, and based on such review and discussions, the Compensation Committee recommended to the board of directors that the Compensation Disclosure and Analysis be included in this Proxy Statement.

Compensation Committee

Peter Fredericks (Chair)
William Mitchum
Kelly Barnhill
David Mock

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the aggregate cash compensation paid by the Company for services rendered during the last three years to the Company’s Named Executive Officers as of December 31, 2006.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)
Steven K. Clark (1) Former Chief Executive Officer (Former Principal Executive Officer)	2006 2005 2004	350,000 328,846 250,000	— — —	— — —	— — —	— — —	— — —	8,389 9,574 11,041

Robert Amerson (2) Chairman of the Board of Directors, President and Chief Executive Officer	2006 2005 2004	350,000 328,846 259,615	— — —	— — —	— — —	— — —	— — —	— — —

John W. Hodson (3) Former Chief Financial Officer (Former Principal Financial Officer)	2006 2005 2004	127,153 107,346 107,154	— — —	— — —	— — —	— — —	— — —	3,857 4,431 4,050

James B. “Buddy” Mercer Vice President Operations	2006 2005 2004	119,899 118,247 118,247	— — —	—	—	—	—	— — —
_________________
(1)

On August 13, 2007, Mr. Clark was removed as our Chief Executive Officer and Chief Financial Officer. Mr. Clark’s employment with the Company was terminated effective as of September 30, 2007. See “Description of Settlements with Mr. Clark and Mr. Hodson” below.

(2)	Mr. Amerson was appointed CEO of the Company effective as of August 13, 2007.
(3)	Mr. Hodson’s employment with the Company was terminated effective as of August 2, 2007, 2007. See “Description of Settlements with Mr. Clark and Mr. Hodson” below.
(4)

The above table excludes Cully Bohush, who was appointed as our interim Chief Accounting Officer in August 2007. Mr. Bohush does not have an employment agreement, and his current base annual salary is $115,000. In addition, the above table excludes Harry L. Smith, Jr., who was appointed out Chief Operating Officer in August 2007. Mr. Smith does not currently have an employment agreement, and his base annual salary is $175,000.

GRANTS OF PLAN BASED AWARDS TABLE

The following tables set forth the number of securities underlying stock options granted to the named executive officers under the Company’s stock option plans during the year ended December 31, 2006.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Shares of Stock or Units (#)	Exercise or Base Price of Option Awards ($ / Sh)
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
None Granted

The following table sets forth the aggregate number and value of stock options at year end December 31, 2006 by the Company’s Named Executive Officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Steven K. Clark	—	$—	—	$—
Robert R. Amerson	—	$—	—	$—
John W. Hodson	—	$—	—	$—
James L. “Buddy” Mercer	—	$—	—	$—

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE

The following table discloses information regarding outstanding awards under stock option plans as of December 31, 2006. The table omits any Stock Award columns because the Company does not have any Stock Award Plans.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date
Robert R. Amerson	1,000,000	—	—	$2.50	12/22/09
	1,000,000	—	—	$7.50	11/07/11
Steven K. Clark	1,000,000	—	—	$2.50	12/22/09
	1,000,000	—	—	$7.50	11/07/11
	500,000	—	—	$8.60	8/24/09
	500,000	—	—	$11.10	12/6/10
John W. Hodson	40,000	—	—	$1.50	10/31/07
	20,000	—	—	$2.52	5/23/08
	20,000	—	—	$5.00	10/3/08
	20,000	—	—	$5.21	3/15/09
	20,000	—	—	$8.60	8/24/09
	30,000	—	—	$11.10	12/6/10
James L. Mercer	60,000	—	—	$2.52	5/23/08
	20,000	—	—	$5.00	10/3/08
	20,000	—	—	$5.21	3/15/09
	20,000	—	—	$8.60	8/24/09

The Pension Benefits Table and the Nonqualified Deferred Compensation Table are omitted as they are inapplicable as the Company has no pension plans and deferred compensation arrangements.

Employment Agreements

Mr. Amerson has an employment agreement with the Company effective as of December 15, 1995 (“Employment Agreement”). The Employment Agreement, as amended, provides for an annual base salary of $350,000 for Mr. Amerson and will terminate in 2010. The Employment Agreement also provide that Mr. Amerson shall be entitled to the following termination payments: (i) 100% of his current base salary if the employment is terminated as a result of his death or disability; (ii) up to 200% of his current base salary if the employment is terminated by the Company for any reason other than death, disability or for cause, or (iii) up to 250% of the executive’s gross income during the year preceding his termination if the Employment Agreement is terminated by the executive for good reason or by the Company for any reason other than death, disability or cause and the termination occurs within two years after a change of control of the Company has occurred.

Hodson Separation Agreement

On July 30, 2007, we entered into a Separation Agreement and General Release (the “Separation Agreement”) with John Hodson, our former Chief Financial Officer, pursuant to which the parties mutually agreed to terminate Mr. Hodson’s employment with the Company, effective as of July 26, 2007. The Separation Agreement terminated Mr. Hodson’s employment agreement dated February 18, 2005.

The Separation Agreement contains customary confidentiality and non-disparagement provisions, as well as a mutual release with respect to any claims or causes of action relating to Mr. Hodson’s employment with us. In consideration for the execution of the Separation Agreement, we agreed to pay Mr. Hodson $30,000, payable in lump sum on the expiration of the Revocation Period (as defined below).

During the 90-day period following the effective date of the Separation Agreement, Mr. Hodson is prohibited from selling 77,035 shares of our common stock that he acquired via exercise of non-qualified stock options. Further, because of the non-qualified nature of the exercised stock options, Mr. Hodson has an income tax obligation to the Internal Revenue Service (the “Tax Obligation”). As part of the Separation Agreement, the Company has agreed to remit $89,400 to the Internal Revenue Service to satisfy Mr. Hodson’s Tax Obligation. Mr. Hodson has agreed to repay the Tax Obligation promptly and has agreed to apply the proceeds from the sale of any of the 77,035 shares of common stock against the outstanding balance of the Tax Obligation. If Mr. Hodson has not repaid the Tax Obligation within 110 days of the Separation Agreement, the unpaid amount will accrue interest at 7% per annum until satisfied in full. To secure his repayment of the Tax Obligation, Mr. Hodson has deposited 23,577 shares of the Company’s common stock into escrow pursuant to the terms of a Tax Indemnification and Stock Escrow Agreement of even date.

The foregoing description of the Separation Agreement is a summary and is qualified in its entirety by reference to the Separation Agreement, a copy of which was filed with Flanders’ Form 10-Q for the quarter ended June 30, 2007.

Clark Settlement Agreement and Mutual Release

On October 3, 2007 we entered into a Settlement Agreement and Mutual Release, effective as of September 30, 2007 (“Settlement Agreement”), by and between Steven K. Clark (“Clark”); Robert R. Amerson (“Amerson”); Harry L. Smith, Jr. (“Smith”); Wal-Pat, LLC, a North Carolina limited liability company (“Wal-Pat”); and Mercury Die Cutting, LLC, a Florida limited liability company (“Mercury”). A copy of the Settlement Agreement was attached as an exhibit to a Form 8-K, filed October 5, 2007, the terms of which are incorporated herein by reference. In the event of any inconsistency between the summary set forth herein and the body of the Settlement Agreement, the terms of the Settlement Agreement are controlling. In summary, the Settlement Agreement provides as follows:

•	Clark transfers his fifty percent (50%) membership interest in Wal-Pat to Amerson.

•	Amerson transfers his fifty percent (50%) membership interest in Mercury to Clark.

•

Clark exercises, on a cashless exercise basis, a stock option for 1,000,000 shares of Flanders common stock at an exercise price of $2.50 per share by tendering 543,748 shares of Flanders common stock resulting in a net issuance of 426,522 shares to Clark. The 573,478 shares tendered by Clark to exercise this stock option will be canceled.

•	Clark transfers to Amerson 250,000 shares of common stock to satisfy previous obligations between Clark and Amerson.

•

Clark satisfies his obligations under a promissory note due Flanders, which has an outstanding balance of $5,445,810.65 as of September 30, 2007 in consideration of his surrendering 1,183,872 shares of Flanders common stock. These shares are valued at $4.60, which is the 30-day average market value of Flanders shares. Such shares revert to the status of treasury shares.

•

Amerson and Smith purchase, in equal shares, all of the remaining common stock that Clark owns in Flanders at a purchase price of $4.60 per share. This equals 755,183 shares acquired by each of Amerson and Smith, respectively, for a total purchase price by each of $3,473,844, resulting in an aggregate consideration paid to Clark of approximately $6,947,688 for the 1,510,367 remaining Flanders common shares Clark owns after satisfaction of the promissory note discussed above.

•

Clark’s remaining equity in Flanders consists of options to acquire up to an aggregate of 2,000,000 shares of Flanders common stock at exercise prices of $7.50 to $11.10 per share. All of such options expire 90-days after termination of his employment.

•	Flanders transfers certain manufacturing assets from the Salt Lake City, Utah facility to Clark.

•

Clark and Flanders mutually release each other from any obligations created under or related to Clark’s employment agreements with Flanders. Clark is released from his noncompetition covenants set forth in his employment agreement.

•

Flanders’ subsidiary, Precisionaire Corp. and Mercury enter into a Supplier Agreement, which provides Mercury the right to supply Flanders requirements for certain products, including diecuts and inserts, subject to competitive pricing and terms.

•	Clark resigns as a director as of October 4, 2007.

•	Each of the parties to the Settlement Agreement enter into mutual general releases except for the obligations and covenants set forth in the Settlement Agreement.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about our Equity Compensation Plans as of December 31, 2006.

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted average price of outstanding options	Number of securities remaining available for future issuance
Long Term Incentive plan approved by security holders	1,475,000	$8.77	183,000
Long Term Incentive plan not approved by security holders	—	—	—
Directors and Officers plan approved by security holders	277,000	$7.43	20,000
Directors and Officers plan not approved by security holders	—	—	—
Other equity compensation plan approved by security holders	4,000,000	$5.00	—
Other equity compensation plan not approved by security holders	—	—	—

COMPARATIVE STOCK PERFORMANCE GRAPH

The following graph shows a comparison of cumulative total returns for the Company, the NASDAQ Stock Market -- U.S. Index and the NASDAQ NM Industrial Index during the period commencing December 31, 1997 and ending September 30, 2006. The comparison assumes $100 was invested on December 31, 1997 in the Company’s common stock with the reinvestment of all dividends, if any. Total shareholder returns for prior periods are not an indication of future returns.

REPORT OF THE AUDIT COMMITTEE

General

The Audit Committee of the Board of Directors is composed of four independent directors who have no “interlocking relationships” as defined by the Commission, Messrs. Mitchum, Mock, Fredericks, and Barnhill.

The Audit Committee reviews the results and scope of the audit and other services provided by the Company’s independent auditors, reviews and evaluates the Company’s internal audit and control functions, and monitors transactions between the Company and its employees, officers and directors.

Audit Committee Charter

During 2000, the Audit Committee recommended the approval of a formal Charter, which expanded the Audit Committee’s primary duties and responsibilities to include:

•	Serve as an independent and objective party to monitor the Company’s financial reporting processes and internal control systems.

•	Review and appraise the audit efforts of the Company’s independent accountants and internal finance department.

•	Provide an open avenue of communication between the independent accountants, financial and senior management, the internal finance department, and the Board of Directors.

•

Review quarterly and annual financial statements submitted to the Securities and Exchange Commission, or the public, including any certification, opinion or review rendered by the Company’s independent accountants.

Review of Annual Results

The Audit Committee reviewed and discussed the Company’s financial statements for the year ended December 31, 2006 with the Company’s management. The Audit Committee also discussed the statements with the Company’s independent auditors,. In particular, the Audit Committee discussed with the independent auditors the matters required by SAS 61.

It is not the responsibility of the Audit Committee to render an opinion regarding the Company’s financial statements, but to monitor the Company’s internal controls and reporting processes, as well as the Company’s relationship with its internal auditors.

The Audit Committee received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 and has discussed with and confirmed the independence of the independent accountant.

Based on its review and the discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s Consolidated Financial Statements for the years ended December 31, 2006, 2005 and 2004 be included in the Company’s Annual Report on Form 10-K for 2006.

Respectfully submitted,

David M. Mock	Peter Fredericks
Robert Barnhill	William Mitchum

FEES PAID TO INDEPENDENT AUDITORS

Principal Accountant Fees and Services (dollar amounts in thousands)

Audit Related Fees

Our principal accountants billed us an aggregate of $261 and $266 in fees and expenses for professional services rendered in connection with the audits of our financial statements for the calendar years ended December 31, 2006 and 2005, respectively, and reviews of the financial statements included in our quarterly reports on Form 10-Q during such calendar years.

Our principal accountants did not bill us any additional fees that are not disclosed under audit fees in each of the last two calendar years for assurance and related services that are reasonably related to the performance of our audit or review of our financial statements.

Tax Fees

Our principal accountants billed us an aggregate of $26 and $61 in fees and expenses for tax compliance, tax advice and tax planning during calendar years ended December 31, 2006 and 2005, respectively.

All Other Fees

Our principal accountants billed us an aggregate of $24 and $34 in fees and expenses during calendar years ended December 31, 2006 and 2005, respectively, for products and services other than those products and services described above. These services consist of the following:

•	Audit of profit sharing plan and discussions regarding Sarbanes Oxley 404.

Audit Committee Pre-Approval Process, Policies and Procedures

The appointment of Pender Newkirk & Co., LLP, our independent public accountants, was approved by our Audit Committee and full Board of Directors. Our principal auditors have performed their audit procedures in accordance with pre-approved policies and procedures established by our Audit Committee. Our principal auditors have informed our Audit Committee of the scope and nature of each service provided. With respect to the provisions of services other than audit, review, or attest services, our principal accountants brought such services to the attention of our Audit Committee, or one or more members of our Audit Committee for the members of our Board of Directors to whom authority to grant such approval had been delegated by the Audit Committee, prior to commencing such services. Such services primarily consisted of tax related services.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

•	Satisfaction of Related Party Notes

Mr. Clark, our former chief executive officer and former director, satisfied an outstanding balance of approximately $5,454,810 as of September 30, 2007 on an outstanding promissory note in consideration of his surrendering 1,183,872 shares of our common stock. These shares were valued at $4.60, which approximates the 30-day average market value of our shares. See “Settlement Agreement and Mutual Release with Mr. Clark”.

On October 16, 2007, Mr. Amerson, our current CEO and Chairman of the Board of Directors, paid us in full for all outstanding amounts due under a promissory note of approximately $2,700,000. We returned to Mr. Amerson 269,761 shares of our common stock, which were held as security for repayment of this note.

•	Personal Guaranties/Indemnities

Mr. Amerson is a personal guarantor on our credit facility with Bank of America. As part of the Settlement Agreement and Mutual Release with Mr. Clark, we are required to indemnify Mr. Clark and his affiliates, as a guarantor of this credit facility. In connection with the Settlement Agreement and Mutual Release with Mr. Clark, Mr. Amerson agreed to assign his interest in Mercury Die Cutting to Mr. Clark.

•	Officer and Director Indemnification Agreements

In April 2007, our board of directors approved indemnity agreements for its officers and directors. The indemnification agreements provide indemnification for (i) proceedings by or in the right of the company (ii) indemnification for expenses of a party who is wholly or partly successful and (iii) indemnification for expenses as a witness. The indemnification rights generally applies only if the officer or director acted in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, in the case of a criminal proceeding had no reasonable cause to believe that his or her conduct was unlawful.

•	Wal-Pat Leases

We are the lessee under a series of six (6) real estate operating leases for approximately 1,006,000 square feet of warehousing, shipping and manufacturing facilities, expiring in 2025 or 2026 with Wal-Pat II, LLC (“Wal-Pat”), an entity owned by Robert R. Amerson. Mr. Amerson is our CEO and Chairman of our Board of Directors and beneficially owns approximately 30% of our outstanding common shares as of November 1, 2007. Mr. Amerson acquired Mr. Clark’s interest in Wal-Pat as part of the Settlement and Mutual Release with Mr. Clark.

Our current aggregate monthly base lease payment obligation to Wal-Pat is approximately $221. Our total remaining aggregate obligation under the Wal-Pat operating leases is approximately $49,398. These amounts exclude any obligations for payment of real estate taxes and repairs and maintenance, which are our responsibility as the lessee.

In September 2007, we entered into a Master Lease Modification Agreement with Wal-Pat, which requires Wal-Pat to notify us at least thirty (30) days in advance of any future proposed sale of any of the premises or a proposed sale of a majority of the equity interests in Wal-Pat. In such event, we have the right to accept, renegotiate or terminate the leases. We were granted a future right of first refusal in connection with a sale of any of the leased Wal-Pat facilities. In the event of a future sale of Flanders, which includes a merger, sale of substantially all of our assets or acquisition of greater than 50% of our shares, by a party other than Mr. Amerson, then Flanders is granted the right to terminate or renegotiate the terms of the Wal-Pat leases. We also have a fair market value purchase option for the facilities we lease from Wal-Pat.

A default by us under the terms of any of these leases or a default by Wal-Pat, or Mr. Amerson, as guarantor on their obligations to BB&T, the financial institution which holds mortgages and deeds of trust on these properties, could adversely affect our leasehold interests in these properties. Mr. Amerson has pledged 5,128,103 of our common shares as security to BB&T in order to facilitate the financings to Wal-Pat, other personal loans, and the acquisition of Mr. Clark’s shares.

•	Other

William Mitchum, one of our independent directors, owns a vendor, Mercer Glass, which supplies glass to us. During fiscal 2006 and during the first two quarters of 2007, we purchased approximately $60 and $31, respectively, from this entity, owned by Mr. Mitchum. In addition, Mr. Mitchum’s wife is an independent sales representative for an unrelated corrugated box vendor, Package Craft. We believe she receives a sales commission of 3% from this vendor. During calendar year ended 2006 and the first two quarters of 2007, we acquired approximately $854 and $572 of materials from this vendor, respectively.

COMPLIANCE WITH SECTION 16(A) OF THE 1934 ACT

Section 16(a) of the 1934 Act requires the Company’s directors, executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors, and greater than ten-percent beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that there was compliance for the fiscal year ended December 31, 2006 with all Section 16(a) filing requirements applicable to the Company’s officers, directors, and greater than ten-percent beneficial owners.

SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

If you wish to submit proposals to be included in the Company’s 2007 proxy statement, we must receive them on or before March 31, 2008. Please address your proposals to Corporate Secretary, Flanders Corporation, 2399 26th Avenue North, St. Petersburg, FL 33713.

Under the Company’s Bylaws, if you wish to raise a matter before the shareholders at the 2007 annual meeting:

•	You must notify the Secretary in writing by not later than October 20, 2008.

•	Your notice must contain the specific information required by the Company’s Bylaws.

Please note that these requirements relate only to matters you wish to bring before your fellow shareholders at the annual meeting. They are separate from the SEC’s requirements to have your proposal included in the proxy statement.

METHOD OF PROXY SOLICITATION

The Company is soliciting this proxy on behalf of its Board of Directors. The Company will pay the costs of soliciting the proxies. These costs will include the expenses of preparing and mailing the proxy materials for the annual meeting and reimbursement paid to brokerage firms and others for their expenses incurred in forwarding the proxy materials. Directors, officers and regularly engaged employees of the Company may also solicit proxies without additional compensation therefor.

A list of shareholders entitled to vote will be available for examination at the meeting by any shareholder for any purpose germane to the meeting. The list will also be available on the same basis for ten (10) days prior to the meeting at our corporate headquarters by request to the Corporate Secretary at 2399 26th Avenue North, Saint Petersburg, Florida 33713.

ANNUAL REPORTS ON FORM 10-K AND QUARTERLY REPORT ON FORM 10-Q

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and the Company’s 2007 Quarterly Report for the period ended September 30, 2007, has been enclosed with this proxy statement. The Form 10-K and Form 10-Q includes a list of exhibits. The Company will furnish copies of any of the exhibits to its shareholders, upon the payment of $25 to the Company in reimbursement for the Company’s reasonable expenses of furnishing the exhibit. Requests should be directed to Cully Bohush at (727) 822-4411.

PROXY

FLANDERS CORPORATION

PROXY SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF THE SHAREHOLDERS

This Proxy is solicited on behalf of the Board of Directors who recommends a vote for all nominees.

The undersigned hereby appoints Robert R. Amerson and Harry L. Smith, Jr., individually and collectively, as proxies to represent the undersigned with full power of substitution at the Annual Shareholders Meeting of Flanders Corporation, to be held on Monday, December 17, 2007, at 10:00 a.m. local time at 2399 26th Avenue North, Saint Petersburg, Florida 33713 and at any and all postponements or adjournments thereof.

UNLESS OTHERWISE INDICATED

THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL SET FORTH BELOW

1.

ELECTION OF DIRECTORS. This proxy will be voted FOR each of the nominees identified in the proxy statement at the Annual Meeting of Shareholders unless authority to vote for one or more nominees is expressly withheld. To withhold authority for one or more individual nominees, cross out the name or names of such persons.

☐	FOR all nominees

☐

WITHHOLD AUTHORITY FOR CERTAIN NOMINEES. If you wish to withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below (shares will be voted for nominees whose names are not stricken):

Robert R. Amerson Harry L. Smith, Jr. David M. Mock	Jeffrey G. Korn Kirk Dominick

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

2.	Approval of the Flanders Corporation 2007 Equity Incentive Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	OTHER MATTERS. Unless a line is stricken through this sentence, the shares voted herein shall be voted in the discretion of the proxies for other matters which may properly come before the meeting.

The shares represented by this Proxy will be voted in the manner directed herein only if this Proxy is properly executed and timely returned. If the undersigned does not specify a choice, the shares will be voted FOR the nominees for director listed hereon and in the discretion of the proxies for other matters which may properly come before the meeting.

Dated ________________, 2007.

_________________________________________________

Signature of Shareholder(s)

Note:   Signature should agree with the name on stock certificates as printed thereon. Executors, administrators and other fiduciaries should indicate the capacity in which they are signing.

☐	I plan to personally attend the Annual Meeting of the Shareholders

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.
THANK YOU.

Appendix A

FLANDERS CORPORATION
2007 EQUITY INCENTIVE PLAN

1.             PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate Eligible Persons whose present and potential contributions are important to the success of the Company by offering them an opportunity to participate in the Company’s future performance through awards of Incentive and Nonqualified Stock Options (“Options”), Stock (“Restricted Stock” or “Unrestricted Stock”) and Stock Appreciation Rights (“SARs”). This Plan is not intended to replace any current plan of, or awards issued by, the Company, nor will it limit the ability of the Company to create additional or new plans, or to issue additional or new awards. Capitalized terms not defined in the text are defined in Section 30.

2.             ADOPTION AND STOCKHOLDER APPROVAL. This Plan will be approved by the Stockholders of the Company, consistent with applicable laws, after the date this Plan is approved by the Board. No Award will be granted after termination of this Plan but all Awards granted prior to termination will remain in effect in accordance with their terms. The Effective Date of this Plan will coincide with the stockholders approval. So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended.

3.             TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board.

4.             SHARES SUBJECT TO THIS PLAN.

4.1.        Number of Shares Available. Subject to Section 4.2, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be Two Million (2,000,000) (the “Maximum Number”).

Shares issued under the Plan will be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company.

4.1.1.     Future Awards. Subject to Section 4.2 and to the fullest extent permissible under Rule 16b-3 under the Exchange Act and Section 422 of the Code and any other applicable laws, rules and regulations, (i) if an Award is canceled, terminates, expires, is forfeited or lapses for any reason without having been exercised or settled, any shares of Stock subject to the Award will be added back into the Maximum Number and will again be available for the grant of an Award under the Plan and (ii) and the number of shares of Stock withheld to satisfy a Participant’s minimum tax withholding obligations will be added back into the Maximum Number and will be available for the grant of an Award under the Plan. Also, only the net numbers of Shares that are issued pursuant to the exercise of an Award will be counted against the Maximum Number.

However, in the event that prior to the Award’s cancellation, termination, expiration, forfeiture or lapse, the holder of the Award at any time received one or more elements of “beneficial ownership” pursuant to such Award (as defined by the SEC, pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Award will not again be made available for regrant under the Plan.

4.1.2.     Acquired Company Awards. Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities (“Acquired Entities”) (or the parent of an Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or stock, reorganization or liquidation (the “Acquisition Transaction”). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions will be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards will be deemed to be Participants.

4.1.3.     Reserve of Shares. At all times, the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Awards granted under this Plan. The Shares to be issued hereunder upon exercise of an Award may be either authorized but unissued; supplied to the Plan through acquisitions of Shares on the open market; Shares purchased under the Plan and forfeited back to the Plan; Shares surrendered in payment of the exercise price of an option; or Shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an Option. The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

(i)          Grants. The grant of an Award will reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

(ii)        Outstanding. While an Award is outstanding, it will be counted against the authorized pool of Shares regardless of its vested status.

4.2.        Adjustments. Should any change be made to the Stock of the Company by reason of any stock split (including reverse stock split), stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, the Administrator will make the appropriate adjustments to (i) the maximum number and/or class of securities issuable under the Plan; and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Award in order to prevent the dilution or enlargement of benefits thereunder; provided however, that the number of Shares subject to any Award will always be a whole number and the Administrator will make such adjustments as are necessary to insure Awards of whole Shares.

4.3.        Limitations on Awards. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 4.2), the Maximum Number of Shares of Stock with respect to one or more Options and/or SARs that may be granted during any one fiscal year under the Plan to any one Participant will be One Million (1,000,000) (all of which may be granted as Incentive Stock Options subject to the limitations set forth in Section 6.3.1). Determinations under the preceding sentence will be made in a manner that is consistent with Section 162(m) of the Code and regulations promulgated thereunder. The provisions of this Section will not apply in any circumstance with respect to which the Administrator determines that compliance with Section 162(m) of the Code is not necessary.

4.4.        No Repricing. Absent stockholder approval, neither the Administrator nor the Board will have any authority, with or without the consent of the affected holders of Awards, to “reprice” an Award in the event of a decline in the price of Shares after the date of their initial grant either by reducing the exercise price from the original exercise price or through cancellation of outstanding Awards in connection with regranting of Awards at a lower price to the same individual. This paragraph may not be amended, altered or repealed by the Administrator or the Board without approval of the stockholders of the Company.

4.5.        No Reloading. No Option or SAR will provide for the automatic grant of replacement or reload Options or SARs upon the Participant exercising the Option or SAR and paying the Exercise Price by tendering Shares of Stock, net exercise or otherwise. This paragraph may not be amended, altered or repealed by the Administrator or the Board without approval of the stockholders of the Company.

5.	ADMINISTRATION OF THIS PLAN.

5.1.        Authority. Authority to control and manage the operation and administration of this Plan will be vested in a committee consisting of two (2) or more independent members of the Board (the “Committee”). It is intended that the directors appointed to serve on the Committee will be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and “outside directors” (within the meaning of Section 162(m) of the Code) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Section 162(m) of the Code and such relief sought by the Company, Section 162(m) of the Code, respectively, are applicable. However, the mere fact that a Committee member will fail to qualify under either of the foregoing requirements will not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. Members of the Committee may be appointed from time to time by, and will serve at the pleasure of, the Board. As used herein, the term “Administrator” means the Committee.

5.2.        Interpretation. Subject to the express provisions of this Plan, the Administrator will have the exclusive power, authority and discretion to:

(1)        construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan;

(2)        select Participants;

(3)        determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the Exercise Price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of the Award, and acceleration or waivers thereof, based in each case on such considerations as the Administrator in its sole discretion determines that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an Incentive Stock Option under applicable regulations. Determinations made by the Administrator under this Plan need not be uniform but may be made on a Participant-by-Participant basis;

(4)        determine the number of Shares or other consideration subject to Awards;

(5)        determine whether Awards will be subject to a condition, or grant a right, that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an incentive stock option under applicable regulations;

(6)        prescribe the form of each Award Agreement, which need not be identical for each Participant;

(7)        further define the terms used in this Plan;

(8)        correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement;

(9)        provide for rights of refusal and/or repurchase rights;

(10)      amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein that does not disqualify an Incentive Stock Option under applicable regulations unless the Participant so consents;

(11)      prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

(12)      adopt such modifications, amendments, procedures, subplans and the like to this Plan or any Award Agreement, including, without limitation, any that are necessary or appropriate to enable participants employed in other countries in which the Company may operate to receive advantages and benefits under this Plan consistent with the laws of such countries, and consistent with the rules of this Plan; and

(13)      make all other determinations necessary or advisable for the administration of this Plan.

5.3.        Decisions Binding. Any decision or action of the Administrator in connection with this Plan or Awards granted or shares of Stock purchased under this Plan will be final and binding. The Administrator will not be liable for any decision, action or omission respecting this Plan, or any Awards granted or shares of Stock sold under this Plan.

5.4.        Limitation on Liability. To the extent permitted by applicable law in effect from time to time, no member of the Committee will be liable for any action or omission of any other member of the Committee nor for any act or omission on the member’s own part, excepting only the member’s own willful misconduct, gross negligence, or bad faith and without reasonable belief that it was in the best interests of the Company, arising out of or related to this Plan. The Company will pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a member of the Committee arising with respect to this Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding, provided, the Committee member was acting in good faith, within what such Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section will apply to the estate, executor, administrator, heirs, legatees or devisees of a Committee member, and the term “person” as used on this section will include the estate, executor, administrator, heirs, legatees, or devisees of such person.

6.	GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT.

6.1.        Grant of Options. One or more Options may be granted to any Eligible Person. Subject to the express provisions of this Plan, the Administrator will determine from the Eligible Persons those individuals to whom Options under this Plan may be granted. Each Option granted under this Plan will be evidenced by an Award Agreement, which will expressly identify the Option as an Incentive Stock Option or a Non-Qualified Stock Option. The Shares underlying a grant of an Option may be in the form of Restricted Stock or Unrestricted Stock.

Further, subject to the express provisions of this Plan, the Administrator will specify the grant date (the “Grant Date”), the number of Shares covered by the Option, the Exercise Price and the terms and conditions for exercise of the Options. As soon as practicable after the Grant Date, the Company will provide the Participant with a written Award Agreement in the form approved by the Administrator.

The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

6.2.        General Terms and Conditions. Except as otherwise provided herein, the Options will be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

6.2.1.        Exercise of Option. The Administrator may determine in its discretion whether any Option will be subject to vesting and the terms and conditions of any such vesting. The Award Agreement will contain any such vesting schedule.

6.2.2.        Option Term. Each Option and all rights or obligations thereunder will expire on such date as will be determined by the Administrator, but not later than ten (10) years after the Grant Date (five (5) years in the case of an Incentive Stock Option when the Optionee owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (“Ten Percent Stockholder”)), and will be subject to earlier termination as hereinafter provided.

6.2.3.        Exercise Price. The Exercise Price of any Option will be determined by the Administrator when the Option is granted and may not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the Grant Date, and the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the Grant Date. Payment for the Shares purchased will be made in accordance with Section 10 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-Qualified Stock Options, at an option price in excess of the Fair Market Value on the Grant Date.

6.2.4.        Method of Exercise. Options may be exercised only by delivery to the Company of a stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Administrator (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

6.2.5.        Transferability of Options. Except as otherwise provided below for Non-Qualified Stock Options, no Option will be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant only the Participant, his guardian or legal representative may exercise an Option, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan and Nonqualified Options may be transferred to a Participant’s former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce.

At its discretion, the Administrator may provide for transfer of an Option (other than an Incentive Stock Option), without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee’s household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion will be the same as those in effect for the Option immediately prior to such assignment and will be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an Option may be made only by delivery to the Company of a written stock option assignment request in a form approved by the Administrator, stating the number of Options and Shares underlying Options requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee, and containing such other representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws.

6.2.6.        Beneficiaries. Notwithstanding Section 6.2.5, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Option upon the Participant’s death. If no beneficiary has been designated or survives the Participant, payment will be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time, provided the change or revocation is filed with the Administrator.

6.2.7.        Exercise After Certain Events.

(i)	Termination of Employment - Employee/Officer

(1)	Incentive Stock Options.

(a)             Termination of All Services. If for any reason other than retirement (as defined below), permanent and total Disability (as defined below) or death, a Participant Terminates employment with the Company (including employment as an Officer of the Company), vested Incentive Stock Options held at the date of such termination may be exercised, in whole or in part, at any time within three (3) months after the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Incentive Stock Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date (five (5) years for a Ten Percent (10%) Stockholder)).

(b)             Continuation of Services as Consultant/Advisor. If a Participant granted an Incentive Stock Option terminates employment but continues as a consultant, advisor or in a similar capacity to the Company, Participant need not exercise the Incentive Stock Option within three (3) months of Termination of employment but will be entitled to exercise within three (3) months of Termination of services to the Company (one (1) year in the event of permanent and total Disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date). However, if Participant does not exercise within three (3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option.

(2)	Non-Qualified Stock Options.

(a)             Termination of All Services. If for any reason other than Retirement (as defined below), permanent and total Disability (as defined below) or death, a Participant terminates employment with the Company (including employment as an Officer of the Company), vested Options held at the date of such Termination may be exercised, in whole or in part, at any time within three (3) months of the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).

(b)             Continuation of Services as Consultant/Advisor. If a Participant Terminates employment but continues as a consultant, advisor or in a similar capacity to the Company Participant need not exercise the Option within three (3) months of Termination but will be entitled to exercise within three (3) months of Termination of services to the Company (one (1) year in the event of permanent and total Disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).

(ii)             Retirement. If a Participant ceases to be an employee of the Company (including as an officer of the Company) as a result of Retirement, Participant need not exercise the Option within three (3) months of Termination of employment but will be entitled to exercise the Option within the maximum term of the Option to the extent the Option was otherwise exercisable at the date of Retirement. However, if a Participant does not exercise within three (3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option if it otherwise so qualified. The term “Retirement” as used herein means such Termination of employment as will entitle the Participant to early or normal retirement benefits under any then existing pension or salary continuation plans of the Company excluding 401(k) participants (except as otherwise covered under other pension or salary continuation plans).

(iii)           Permanent Disability and Death. If a Participant becomes permanently and totally Disabled while employed by the Company (including as an officer of the Company), or dies while employed by the Company (including as an Officer of the Company) or death occurs three (3) months thereafter, vested Options then held may be exercised by the Participant, the Participant’s personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the Termination of employment because of the Disability or death or any lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).

6.3.	Limitations on Grant of Incentive Stock Options.

6.3.1.        Threshold. The aggregate Fair Market Value (determined as of the Grant Date) of the Shares for which Incentive Stock Options may first become exercisable by any Participant during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable by such Participant under any other plan of the Company or any Subsidiary, will not exceed $100,000. For purposes of this Section, all Options in excess of the $100,000 threshold will be treated as Non-Qualified Stock Options notwithstanding the designation as Incentive Stock Options. For this purpose, Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares will be determined as of the date the Option with respect to such Shares is granted.

6.3.2.        Compliance with Section 422 of the Code. There will be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

6.3.3.        Requirement of Employment. No Incentive Stock Option may be granted to any person who is not an Employee of the Company or a Subsidiary of the Company.

7.	RESTRICTED STOCK AWARDS.

7.1.        Grant of Restricted Stock Awards. Subject to the terms and provisions of this Plan, the Administrator is authorized to make awards of Restricted Stock to any Eligible Person in such amounts and subject to such terms and conditions as may be selected by the Administrator (a “Restricted Stock Award”). All Restricted Stock Awards will be evidenced by an Award Agreement.

7.2.        Issue Date and Vesting Date. At the time of the grant of shares of Restricted Stock, the Administrator will establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such Shares. The Administrator may divide such shares of Restricted Stock into classes and assign a different Issue Date and/or Vesting Date for each class. If the Participant is employed by the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock will be issued in accordance with the provisions of Section 7.6. Provided that all conditions to the vesting of a share of Restricted Stock imposed hereto are satisfied, such share will vest and the restrictions will cease to apply to such share.

7.3.        Conditions to Vesting. Restricted Stock will be subject to such restrictions on or conditions to vesting as the Administrator may impose (including, without limitation, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieves such performance goals as the Administrator may specify as provided for in this Plan, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, time-based, or upon the satisfaction of performance goals as provided for in this Plan, as the Administrator determines at the time of the grant of the Award or thereafter.

7.4.        Voting and Dividends. Unless the Administrator in its sole and absolute discretion otherwise provides in an Award Agreement, holders of Restricted Stock will have the right to vote such Restricted Stock and the right to receive any dividends declared or paid with respect to such Restricted Stock. The Administrator may require that any dividends paid on shares of Restricted Stock will be held in escrow until all restrictions on such shares have lapsed and/or the Administrator may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Participant with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction will be subject to the restrictions applicable to the original Award.

7.5.        Forfeiture. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon failure to affirmatively accept the grant of a Restricted Stock Award by execution of a Restricted Stock Award Agreement, termination of employment during the applicable restriction period, failure to satisfy the restriction period or failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions will immediately be forfeited and returned to the Company; provided, however, that the Administrator may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock. The Company also will have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

7.6.        Certificates for Restricted Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Administrator will determine. The Administrator may provide in an Award Agreement that either (i) the Secretary of the Company will hold such certificates for the Participant’s benefit pursuant to the provisions of this Plan until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse) or (ii) such certificates will be delivered to the Participant, provided, however, that such certificates will bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under this Plan and the Award Agreement.

7.7.        Restrictions on Transfer Prior to Vesting. Unless otherwise provided, prior to the vesting of Restricted Stock, Restricted Stock Awards, granted under this Plan, and any rights and interests therein, including the Restricted Stock itself, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the Award Agreement provisions relating thereto. Unless otherwise provided in this Plan, during the lifetime of the Participant, a Restricted Stock Award and any rights and interests therein, will be exercisable only by the Participant, and any election with respect thereto may be made only by the Participant. Any attempt to transfer a Restricted Stock Award or any rights and interests therein including the Restricted Stock itself, will be void and unless the Administrator determines in its sole and absolute discretion that the attempt was inadvertent or unintentional, such Award, including the Restricted Stock itself and any rights and interests therein, will be forfeited by the Participant.

7.8.        Consequences of Vesting. Upon the vesting of a share of Restricted Stock pursuant to the terms of the Plan and the applicable Award Agreement, the restrictions as provided by the Administrator will cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests, the Company will cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend referenced with respect to such restriction. Notwithstanding the foregoing, such share still may be subject to restrictions on transfer as a result of applicable securities laws or otherwise pursuant to this Plan.

8.             UNRESTRICTED STOCK AWARDS. The Administrator may, in its sole discretion, award Unrestricted Stock to any Participant as a Stock Bonus or otherwise pursuant to which such Participant may receive shares of Stock free of restrictions or limitations that would otherwise be applied under Section 7 of this Plan.

9.             STOCK APPRECIATION RIGHTS.

9.1.        Awards of SARs. A SAR is an award to receive a number of Shares (which may consist of Restricted Stock), or cash, or Shares and cash, as determined by the Administrator in accordance with this Plan. A SAR will be awarded pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A SAR may vary from Participant to Participant and between groups of Participants, and may be based upon performance objectives as provided for in this Plan.

9.2.        Exercise Price. The exercise price per share of an SAR will be determined by the Administrator at the time of grant, but will in no event be less than the Fair Market Value of a share of Company Stock on the date of grant.

9.3.        Term. The term of a SAR will be set forth in the Award Agreement as determined by the Administrator.

9.4.        Exercise. A Participant desiring to exercise a SAR will give written notice of such exercise to the Company no less than one nor more than ten business days in advance of the effective date of the proposed exercise. Such notice will specify the number of Shares with respect to which the SAR is being exercised, and the proposed effective date of the proposed exercise, which notice will state the proportion of Shares and cash that the Participant desires to receive pursuant to the SAR exercised, subject to the discretion of the Administrator, and will be signed by the Participant. Upon receipt of the notice from the Participant, subject to the Administrator’s election to pay cash as provided below, the Company will deliver to the person entitled thereto (i) a certificate or certificates for Shares and/or (ii) a cash payment, in accordance with Section 9.5. The later of the date the Company receives written notice of such exercise or the proposed effective date set forth in the written notice hereunder is referred to in this Section as the “exercise date.”

9.5.        Number of Shares or Amount of Cash. Subject to the discretion of the Administrator to substitute cash for Shares, or some portion of the Shares for cash, the amount of Shares that may be issued pursuant to the exercise of a SAR will be determined by dividing: (i) the total number of Shares as to which the SAR is exercised, multiplied by the amount by which the Fair Market Value of the Shares on the exercise date exceeds the Fair Market Value of a Share on the date of grant of the SAR, by (ii) the Fair Market Value of a Share on the exercise date; provided, however, that fractional Shares will not be issued and in lieu thereof, a cash adjustment will be paid. In lieu of issuing Shares upon the exercise of a SAR, the Administrator in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Shares on the exercise date for any or all of the Shares that would otherwise be issuable upon exercise of the SAR.

9.6.        Effect of Exercise. A partial exercise of an SAR will not affect the right to exercise the remaining SAR from time to time in accordance with this Plan and the applicable Award Agreement with respect to the remaining shares subject to the SAR.

9.7.        Forfeiture. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon failure to affirmatively accept the grant of a SAR by execution of an Award Agreement, or an event of forfeiture pursuant to the Award Agreement including failure to satisfy any restriction period or a performance objective, any SAR that has not vested prior to the date of termination will automatically expire, and all of the rights, title and interest of the Participant thereunder will be forfeited in their entirety; provided, however that the Administrator may provide in any Award Agreement that restrictions or forfeiture conditions relating to the SAR will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to the SAR.

9.8.        Effect of Termination of Employment. Notwithstanding the foregoing, the provisions set forth in Section 6.2.7 with respect to the exercise of Options following termination of employment will apply as well to such exercise of SARs.

9.9.        Transferability. During the lifetime of a Participant each SAR granted to a Participant will be exercisable only by the Participant and no SAR will be assignable or transferable otherwise than by will or by the laws of descent and distribution. In no event may a SAR be transferred for consideration. Notwithstanding the foregoing, to the extent permissible, SARs may be transferred to a Participant’s former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce.

10.	PAYMENT FOR SHARE PURCHASES.

10.1.      Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant at the sole discretion of the Administrator and where permitted by law as follows:

10.1.1.      Cancellation of Indebtedness. By cancellation of indebtedness of the Company to the Participant.

10.1.2.      Surrender of Shares. By surrender of shares of Stock of the Company that have been owned by the Participant for more than six (6) months or lesser period if the surrender of Shares is otherwise exempt from Section 16 of the Exchange Act and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares.

10.1.3.      Deemed Net-Stock Exercise. By forfeiture of Shares equal to the value of the exercise price pursuant to a “deemed net-stock exercise” by requiring the Participant to accept that number of Shares determined in accordance with the following formula, rounded down to the nearest whole integer:

a = b x	(	c - d	)
c

where:

a =	net Shares to be issued to Participant

b =	number of Awards being exercised

c =	Fair Market Value of a Share

d =	Exercise price of the Awards

10.1.4.      Broker-Assisted. By delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations.

10.1.5.      Combination of Methods. By any combination of the foregoing methods of payment or any other consideration or method of payment as will be permitted by applicable corporate law.

11.	WITHHOLDING TAXES.

11.1.      Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or Shares are forfeited pursuant to a “deemed net-stock exercise,” the Company may require the Participant to remit to the Company by cash, or check payable to the Company an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements prior to the delivery of any certificate or certificates for such Shares. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award, the Company will have the authority and right to deduct or withhold an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements, with respect to such transactions. Any such payment must be made, or any such withholding may be made, promptly when the amount of such obligation becomes determinable.

11.2.      Stock for Withholding. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Stock up to an amount not greater than the Company’s minimum statutory withholding rate for federal and state tax purposes, including payroll taxes. The Administrator may exercise its discretion, by (i) directing the Company to apply shares of Stock to which the Participant is entitled as a result of the exercise of an Award, or (ii) delivering to the Company Shares of Stock owned by the Participant for more than six (6) months, unless the delivery of the Shares is otherwise exempt from Section 16 of the Exchange Act. A Participant who has made an election pursuant to this Section 11.2 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The shares of Stock so applied or delivered for the withholding obligation will be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

12.	PROVISIONS APPLICABLE TO AWARDS.

12.1.      Acceleration. The Administrator may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Award granted under the Plan becomes exercisable, (ii) waive or amend the operation of Plan provisions respecting exercise after termination of service or otherwise adjust any of the terms of such Award and (iii) accelerate the Vesting Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock or otherwise adjust any of the terms applicable to such share.

12.2.      Compliance with Section 162(m) of the Code. Notwithstanding any provision of this Plan to the contrary, if the Administrator determines that compliance with Section 162(m) of the Code is required or desired, all Awards granted under this Plan to Named Executive Officers will comply with the requirements of Section 162(m) of the Code. In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may make any adjustments it deems appropriate.

12.3.      Performance Goals. In order to preserve the deductibility of an Award under Section 162(m) of the Code, the Administrator may determine that any Award granted pursuant to this Plan to a Participant that is or is expected to become a Covered Employee will be determined solely on the basis of (a) the achievement by the Company or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company’s stock price, (c) the Company’s total stockholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period, (d) the achievement by the Company or a Parent or Subsidiary, or a business unit of any such entity, of a specified target, or target growth in, net income, earnings per share, earnings before income and taxes, and earnings before income, taxes, depreciation and amortization, or (e) any combination of the goals set forth in (a) through (d) above, and will be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan will be deemed amended to the extent deemed necessary by the Administrator to conform to such requirements. If an Award is made on such basis, the Administrator will establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Section 162(m) of the Code or the regulations thereunder but not later than ninety (90) days after commencement of the period of services to which the performance goal relates), and the Administrator has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals will be conditioned on the written certification of the Administrator in each case that the performance goals and any other material conditions were satisfied.

In addition, to the extent that Section 409A is applicable, (i) performance-based compensation will also be contingent on the satisfaction of preestablished organizational or individual performance criteria relating to a performance period of at least twelve (12) consecutive months in which the Eligible Participant performs services and (ii) performance goals will be established not later than ninety (90) days after the beginning of any performance period to which the performance goal relates, provided that the outcome is substantially uncertain at the time the criteria are established.

12.4.      Compliance with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, if any provision of this Plan or an Award Agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of this Plan or any Award Agreement will be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. In addition, in the event that changes are made to Section 409A of the Code to permit greater flexibility with respect to any Award under this Plan, the Administrator may make any adjustments it deems appropriate.

12.5.      Section 280G of the Code. Notwithstanding any other provision of this Plan to the contrary, unless expressly provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Participant has a right to receive from the Company, would constitute a “parachute payment” (as defined in Section 280G of the Code), all such payments will be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Section 4999 of the Code.

12.6.      Cancellation of Awards. In the event a Participant’s Continuous Services has been terminated for “Cause”, he or she will immediately forfeit all rights to any and all Awards outstanding. The determination by the Board that termination was for Cause will be final and conclusive. In making its determination, the Board will give the Participant an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Participant’s behalf. Should any provision to this Section be held to be invalid or illegal, such illegality will not invalidate the whole of this Section, but rather this Plan will be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties will be construed and enforced accordingly.

13.         PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock. The Company will issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

14.         RESTRICTION ON SHARES. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement that the Participant not dispose of the Shares for a specified period of time, or that the Shares are subject to a right of first refusal or a right to repurchase at the Shares Fair Market Value at the time of sale. The terms and conditions of any such rights or other restrictions will be set forth in the Award Agreement evidencing the Award.

15.         CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

16.         ESCROW, PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Administrator may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form, as the Administrator will from time to time approve.

17.	SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

17.1.      Compliance With Applicable Laws. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the Grant Date and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (ii) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so. Upon exercising all or any portion of an Award, a Participant may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in such Shares to comply with applicable securities laws. Evidences of ownership of Shares acquired pursuant to an Award will bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.

17.2.      Rule 16b-3 Exemption. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Awards granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or the Administrator does not comply with the requirements of Rule 16b-3, it will be deemed inoperative to the extent permitted by law and deemed advisable by the Board or the Administrator, and will not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board or the Administrator may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

18.           NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Participant’s employment or other relationship at any time, with or without cause.

19.           ADJUSTMENT FOR CHANGES IN CAPITALIZATION. The existence of outstanding Awards will not affect the Company’s right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation’s capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company’s or any other corporation’s assets or business or any other corporate act whether similar to the events described above or otherwise.

20.	DISSOLUTION, LIQUIDATION, MERGER.

20.1.      Company Not the Survivor. In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Board), the Administrator, in its absolute discretion, may cancel each outstanding Award upon payment in cash or stock, or combination thereof, as determined by the Board, to the Participant of the amount by which any cash and the fair market value of any other property which the Participant would have received as consideration for the Shares covered by the Award if the Award had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the Exercise Price of the Award or negotiate to have such option assumed by the surviving corporation and in its absolute discretion, may accelerate the time within which each outstanding Award may be exercised, provided however, that the Change of Control in Section 21 will control with respect to acceleration in vesting in the event of a merger, consolidation, combination or reorganization that results in a change of control as so defined. The exercise or vesting of any Award that was permissible solely by reason of this section and the applicable Award Agreement will be conditioned upon the consummation of the applicable event. Upon consummation of such dissolution, liquidation, merger, consolidation, combination, reorganization or sale of substantially all of the assets, any outstanding but unexercised Options and SARs not otherwise canceled, assumed or substituted as provided for above, will terminate.

20.2.      Company is the Survivor. In the event of a merger, consolidation, combination or reorganization in which the Company is the surviving corporation (“Survivor Event”), the Board, as it was comprised before the Survivor Event, will determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Awards may be exercised, and the exercise price at which outstanding Awards may be exercised. The Board will determine, in its sole and absolute discretion, when the Company will be deemed to survive for purposes of this Plan.

21.           CHANGE OF CONTROL. The Administrator will have the authority, in its absolute discretion exercisable either in advance of any actual or anticipated “change of control” in the Company, to fully vest all outstanding Awards. A “change of control” will mean an event involving one transaction or a related series of transactions, in which (i) the Company issues securities equal to 50% or more of the Company’s issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a “group” within the meaning of Exchange Act Rule 13d-3, (ii) the Company issues voting securities equal to 50% or more of the issued and outstanding voting stock of the Company in connection with a merger, consolidation other business combination, (iii) the Company is acquired in a merger, consolidation, combination or reorganization in which the Company is not the surviving company, or (iv) all or substantially all of the Company’s assets are sold or transferred.

22.           DEFERRAL OF AWARDS. The Administrator may permit or require the deferral of payment or settlement of any Stock Award subject to such rules and procedures as it may establish. Payment or settlement of Options or SARs may not be deferred unless such deferral would not cause the provisions of Section 409A of the Code to be violated.

23.           NOTIFICATION OF ELECTION UNDER SECTION 83(b) OF THE CODE. If any Participant will, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant will notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code Section 83(b).

24.           EMPLOYEES BASED OUTSIDE OF THE UNITED STATES. Without limiting in any way the generality of the Administrator’s powers under this Plan, including but not limited to the power to specify any terms and conditions of an Award consistent with law, in order to comply with the laws in other countries in which the Company operates or has Employees, the Administrator, in its sole discretion, shall have the power and authority, notwithstanding any provision of the Plan to the contrary, to: (i) determine which Employees outside the Unites States are eligible to participant in the Plan; (ii) modify the terms and conditions of any Award granted to Employees outside the United States to comply with applicable foreign laws; (iii) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary and advisable (any subplans and modifications to Plan terms and procedures established under this Section by the Administrator shall be attached to this Plan document as appendices); and (iv) take any action before or after an Award is granted, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemption or approach. Notwithstanding the above, the Administrator may not take any actions hereunder and no Award shall be granted that would violate the Exchange Act, the Code any securities law or governing statute or any other applicable law.

25.           TERMINATION; AMENDMENT. The Board may amend, suspend or terminate this Plan at any time and for any reason; provided, however, that stockholder approval will be required for the following types of amendments to this Plan: (i) any increase in the Maximum Number of Shares, or the maximum number of Shares available as incentive stock options, issuable under the Plan except for a proportional increase in the Maximum Number or maximum number of Shares available as incentive stock options, as a result of stock split or stock dividend or (ii) a change in the class of Employees entitled to be granted Incentive Stock Options. Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the Stockholders even if such approval is not expressly required by this Plan or by law. No Awards will be made after the termination of the Plan. At any time and from time to time, the Administrator may amend or modify any outstanding Award or Award Agreement without approval of the Participant; provided, however, that no amendment or modification of any Award will adversely affect any outstanding Award without the written consent of the Participant; provided further, however, that the original term of any Award may not be extended unless it would not cause the provisions of Section 409A to be violated. No termination, amendment, or modification of the Plan will adversely affect any Award previously granted under the Plan, without the written consent of the Participant. Notwithstanding any provision herein to the contrary, the Administrator will have broad authority to amend this Plan or any outstanding Award under this Plan without approval of the Participant to the extent necessary or desirable (i) to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations, or (ii) to ensure that an Award is not subject to interest and penalties under Section 409A of the Code or the excise tax imposed by Section 4999 of the Code.

26.           TRANSFERS UPON DEATH; NONASSIGNABILITY. Upon the death of a Participant outstanding Awards granted to such Participant including Options, Stock and SARs may be transferred and exercised only by the executor or administrator of the Participant’s estate or by a person who will have acquired the right to such exercise by will or by the laws of descent and distribution in accordance with and as provided for in this Plan. No transfer of an Award by will or the laws of descent and distribution will be effective to bind the Company unless the Company will have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Administrator may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award. Except as otherwise provided, no Award or interest in it may be transferred, assigned, pledged or hypothecated by the Participant, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

27.           FAILURE TO COMPLY. In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Award Agreement, unless such failure is remedied by such Participant (or beneficiary) within ten days after notice of such failure by the Administrator, will be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Administrator, in its sole discretion, may determine.

28.           GOVERNING LAW. Except to the extent preempted by any applicable federal law, this Plan and the rights of all persons under this Plan will be construed in accordance with and under applicable provisions of the laws of the State of North Carolina, without reference to the principles of conflicts of laws thereunder.

29.           MISCELLANEOUS. Except as specifically provided in a retirement or other benefit plan of the company or a related entity, Awards will not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a related entity, and will not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. This Plan is not a “retirement plan” or “welfare plan” under the Employee Retirement Income Security Act of 1974, as amended.

30.	DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

“Administrator” means the Committee appointed by the Board to administer this Plan or if there is no such Committee, the Board itself.

“Affiliate” has the meaning ascribed to such term in rule 12b-2 of the General Rules and Regulations of the Exchange Act, with reference to the Company, and shall also include any corporation, partnership, joint venture, limited liability company, or other entity in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined voting power of such corporation or of the capital interest or profits interest of such partnership or other entity.

“Award” means, individually and collectively, any award under this Plan, including any Option, Restricted Stock Award, Unrestricted Stock Award or SAR.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Cause” will mean, termination of employment of a Participant for cause under the Company’s generally applicable policies and procedures or, in the case of a non-employee director of the Company, for circumstances which would constitute cause if such policies and procedures were applicable.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Committee appointed by the Board to administer this Plan.

“Company” means Flanders Corporation, a North Carolina corporation, or any successor corporation, and its Subsidiary as the context so warrants.

“Continuous Service” means that the provision of services to the Company or a Subsidiary in any capacity of employee, director or consultant that is not interrupted or terminated. Continuous Service will not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Subsidiary, or any successor, in any capacity of employee, director or consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity of employee, director or consultant (except as otherwise provided in the Award Agreement). An approved leave of absence will include sick leave, maternity or paternity leave, military leave, or any other authorized personal leave as determined by the Administrator. For purposes of incentive stock options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

“Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code, provided that no employee will be a Covered Employee until the deduction limitations of Section 162(m) of the Code are applicable to the Company and any reliance period under Treasury Regulation Section 1.162-27(f) has expired.

“Disability” or “Disabled” means a disability covered under a long-term disability plan of the Company applicable to a Participant. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, (i) with respect to an Incentive Stock Option, “Disability” or “Disabled” will mean permanent and total disability as defined in Section 22(e)(3) of the Code and (ii) to the extent an Option is subject to Section 409A of the Code, and payment or settlement of the Option is to be accelerated solely as a result of the Eligible Participant’s Disability, Disability will have the meaning ascribed thereto under Section 409A of the Code and the Treasury guidance promulgated thereunder.

“Effective Date” has the meaning set forth in Section 2.

“Eligible Person” means any director, officer or employee of the Company or other person who, in the opinion of the Committee, is rendering valuable services to the Company, including without limitation, an independent contractor, outside consultant, or advisor to the Company.

“Employee” means any employee of the Company or an Affiliate. Directors who are not otherwise employed by the Company or an Affiliate shall not be considered Employees under this Plan. Individuals described in the first sentence of this definition who are foreign nationals or are employed outside of the United States, or both, are Employees and may be granted Awards on the terms and conditions set forth in this Plan, or on such other terms and conditions as may, in the judgment of the Administrator be necessary or desirable to further the purposes of this Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.

“Exercise Agreement” has the meaning set forth in Section 6.2.4.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“Fair Market Value” means the fair market value of the Stock at the date of grant as determined in good faith by the Administrator. By way of illustration, but not limitation, for this purpose, good faith will be met if the Administrator employs the following methods:

(i)         Listed Stock. If the Stock is traded on any established stock exchange or quoted on a national market system, fair market value will be the closing sales price for the Stock as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”). If no sales are reported as having occurred on the Value Date, fair market value will be that closing sales price for the last preceding trading day on which sales of Stock is reported as having occurred. If no sales are reported as having occurred during the five (5) trading days before the Value Date, fair market value will be the closing bid for Stock on the Value Date. If Stock is listed on multiple exchanges or systems, fair market value will be based on sales or bids on the primary exchange or system on which Stock is traded or quoted.

(ii)        Stock Quoted by Securities Dealer. If Stock is regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, fair market value will be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, fair market value will be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

(iii)       No Established Market. If Stock is not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Administrator will determine fair market value in good faith. The Administrator will consider the following factors, and any others it considers significant, in determining fair market value: (X) the price at which other securities of the Company have been issued to purchasers other than employees, directors, or consultants, (Y) the Company’s net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (Z) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the Company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

(iv)      Additional Valuation. Methods for Publicly Traded Companies. Any valuation method permitted under Section 20.2031-2 of the Estate Tax Regulations.

(v)       Non-Publicly Traded Stock. For non-publicly traded stock, the fair market value of the Stock at the Grant Date based on an average of the fair market values as of such date set forth in the opinions of completely independent and well-qualified experts (the Participant’s status as a majority or minority stockholder may be taken into consideration).

Regardless of whether the Stock offered under the Award is publicly traded, a good faith attempt for this purpose will not be met unless the fair market value of the Stock on the Grant Date is determined with regard to nonlapse restrictions (as defined in Section 1.83-3(h) of the Treasury Regulations) and without regard to lapse restrictions (as defined in Section 1.83-3(i) of the Treasury Regulations).

“Incentive Stock Option” means an Option within the meaning of Section 422 of the Code.

“Issue Date” will mean the date established by the Administrator on which Certificates representing shares of Restricted Stock will be issued by the Company pursuant to the terms of this Plan.

“Named Executive Officer” means, if applicable, a Participant who, as of the date of vesting and/or payout of an Award is one of the group of “covered employees,” as defined in the regulations promulgated under Section 162(m) of the Code, or any successor statute.

“Non-Qualified Stock Option” means an Option which is not an Incentive Stock Option.

“Officer” means an officer of the Company and an officer who is subject to Section 16 of the Exchange Act.

“Option” means an award of an option to purchase Shares pursuant to Section 6.

“Optionee” means the holder of an Option.

“Participant” means a person who receives an Award under this Plan.

“Plan” means this Flanders Corporation 2007 Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means an award of Shares pursuant to Section 7.

“Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

“SAR” means a stock appreciation right entitling the Participant Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of shares of Stock of the Company as provided for in Section 9.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Shares” means shares of the Company’s Stock reserved for issuance under this Plan, as adjusted pursuant to this Plan, and any successor security.

“Stock” means the Common Stock of the Company, and any successor entity.

“Stock Award” means an Award of Restricted Stock or Unrestricted Stock.

“Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. Reference in this Plan to Affiliate will include any and all Subsidiaries, but reference in this Plan to Subsidiary does not include any Affiliate who does not meet this definition of Subsidiary.

“Ten Percent Stockholder” has the meaning set forth in Section 6.2.2.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator; provided, that such leave is for a period of not exceeding three (3) months, or if longer, so long as reemployment with the Company granting the option or the corporation assuming or substituting an option under Section 1.424-1(a) upon the expiration of such leave is guaranteed by contract or statute.

“Unrestricted Stock Award” means an award of Shares pursuant to Section 8.

“Vesting Date” will mean the date established by the Administrator on which a Share of Restricted Stock may vest.